EXHIBIT 10.39*

Amended and Restated

L i c e n s e   A g r e e m e n t

between

HUGO BOSS Trade Mark Management GmbH & Co. KG

Dieselstrasse 12

D-72555 Metzingen

Germany

With its Branch

HUGO BOSS Trade Mark Management GmbH & Co KG

D- Metzingen Branch Ch-Zug

Baarerstr. 131

CH- 6300 Zug

– hereinafter referred to as “HUGO BOSS” –

and

MGI Luxury Group S.A.

35 Rue de Nidau

CH-2501 Bienne

Switzerland

– hereinafter referred to as “Licensee” –

*

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM PAGES 3-6, 9, 10, 12, 13, 22, 24; APPENDIX 3 (PAGES 7-54; 58); APPENDIX 4 AND APPENDIX 5 (1ST PAGE AFTER COVER SHEET ENTTITLED “QUARTERLY REPORTS – FINAL FIGURES”) AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (“1934 ACT”).

Preface

a)

HUGO BOSS is entitled to grant licences for the trademarks “BOSS”, “HUGO BOSS”, “BOSS HUGO BOSS”, “HUGO”, and “HUGO HUGO BOSS” which are registered or under application for registration for various products in numerous countries around the world.

The HUGO BOSS group enjoys an excellent reputation world-wide as an established fashion house, which is based upon the high quality of HUGO BOSS products and the special HUGO BOSS image.

b)	Licensee is aware that HUGO BOSS grants production and distribution licenses to third parties for the above trademarks.

c)

The parties previously entered into a license agreement dated as of December 15, 2004 (the “Original License Agreement”) under which HUGO BOSS granted Licensee the right to use the Trademarks (as hereinafter defined) in connection with watches and the parties now wish to amend and restate the Original License Agreement, i.e. the Original License Agreement is terminated and replaced by this Agreement :

1.	Grant of License

1.1

Subject to the terms of this Agreement, HUGO BOSS hereby grants to the Licensee the exclusive non-transferable license to use the trademarks “HUGO BOSS”, “BOSS HUGO BOSS”, “HUGO HUGO BOSS”, “BOSS”, and “HUGO” as set forth in Appendices 1 and 2 to this Agreement, and any other trademarks which at any time during the term of this Agreement are owned by HUGO BOSS and contain either or both the words “HUGO” and/or “BOSS” (hereinafter referred to as the “Trademarks”), for the production, marketing, advertising, promotion, sale and distribution of the Licensed Products (as hereinafter defined) in the License Territory (as hereinafter defined) and in connection therewith, and subject to the terms hereof, to use the reputation and the image of HUGO BOSS and the products of HUGO BOSS. In addition, HUGO BOSS hereby grants Licensee the non-exclusive right and license to use the tradename HUGO BOSS as a tradename solely in connection with Licensee performing its obligations and exercising its rights under this Agreement.

The License includes, besides the exclusive right to use the Trademarks as set forth above, the right to use the Trademarks in advertising and PR materials, in promotional materials and on the packaging of the Licensed Products, subject to and within the limitations of the other provisions of this Agreement, in particular Art. 10. Trademark use on promotional gifts is only permitted upon obtaining the prior written approval of HUGO BOSS. The License further includes the exclusive right to use the HUGO BOSS Designs (as defined in section 6.5 hereof) and the right to use designs of the promotional material, and all associated copyrights, trade dress rights, and other design rights.

“Licensed Products” means

Men’s, women’s and children’s watches, e.g. wristwatches, pocket watches, alarm watches (sometimes hereinafter referred to collectively as “Watches”) in each case bearing the Trademarks on labelling, tags and/or on the products themselves.

“License Territory” means all countries of the world

“Exclusive” means in this context that during the term of this Agreement, HUGO BOSS will not grant any further licenses for the production, marketing, advertising, promotion, sale and/or distribution in the License Territory of the Licensed Products and moreover will not itself produce and/or distribute any Licensed Products in the License Territory. Notwithstanding the foregoing, HUGO BOSS retains the right to produce and/or distribute Licensed Products bearing the Trademarks to the extent it in good faith deems such use necessary or useful in order to perfect or preserve its rights in the Trademarks and only to the extent that Licensee has refused or failed to provide HUGO BOSS with the necessary Licensed Products within a reasonable time after written request made to Licensee by HUGO BOSS. All such Licensed Products provided by Licensee to HUGO BOSS shall be under terms of sale that are * consistent with Sec. 8.3 hereof. Moreover, nothing set forth herein shall limit in any way HUGO BOSS’ right to manufacture and/or distribute and/or grant licenses for manufacture and/or distribution of products other than Licensed Products.

1.2

It is the intention of the parties that the Licensee exploits the rights granted hereunder throughout the whole of the License Territory to the extent commercially reasonable. Subject to the terms of this Agreement, it shall be considered commercially reasonable for the Licensee to make use of the license and engage in an active course of distribution and marketing activities in those countries within the License Territory where the HUGO BOSS group has an existing marketing and distribution structure for its core products. However, the parties agree that Licensed Products shall be distributed, marketed and sold – at a minimum - in the following countries: (Europe:) United Kingdom, Germany, France, Spain, Italy, Benelux, Switzerland, Austria and Russia (Asia:) Japan, Hong Kong, South Korea, Taiwan, PR China, Singapore, (Americas:) U.S.A., Canada, Mexico, Brazil and Duty Free/ Travel Retail (as a market).

Licensee shall refrain from any activity which could adversely affect in any way the cooperation of the parties under this Agreement and any third party licensee of HUGO BOSS with respect to production, distribution, sales and promotion campaigns or any other activity using or in connection with the Trademarks.

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

2.	Subcontractors

2.1

The Licensee is entitled to have the Licensed Products manufactured by third parties acting as subcontractors. In any case, manufacturers of the Licensed Product are to be considered as subcontractors according to this regulation. Licensee shall inform HUGO BOSS in a timely manner of new subcontractors at the latest 6 (six month) after production start.

2.2	Licensee warrants to HUGO BOSS that each subcontractor will perform all relevant obligations under this Agreement.

2.3

HUGO BOSS may request for cause, upon written notice to Licensee, at any time that a subcontractor shall discontinue the manufacturing of the License Products. It shall be considered as cause if, based on reasonable grounds which shall be set forth in the written notice delivered to Licensee as provided above, it appears likely that the subcontractor will materially and enduringly imperil the marketing concept of HUGO BOSS e.g. through the production of Licensed Products of inferior quality. The Licensee warrants that its agreements with subcontractors shall provide for immediate termination on the aforementioned grounds.

3.	HUGO BOSS Team

LICENSEE shall at all times maintain a separate team of highly experienced and qualified people in charge of the development, the marketing and the overall distribution and sale strategy of the Licensed Products.

4.	Payments / Taxes

4.1	The license and marketing fees payable by Licensee to HUGO BOSS are stated in CHF. The payment shall be made to account :

*

or such other account as HUGO BOSS may from time to time designate to Licensee in writing. Any amounts owing to HUGO BOSS which are past due shall bear interest at EURIBOR (reference date for EURIBOR rate is due date) plus 400 basis points (4.0% from the time payment is due).

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

4.2

Direct taxes on the license fees and/or advertising contributions in the Federal Republic of Germany will be assumed by HUGO BOSS; Licensee agrees to pay any turnover tax (VAT) and/or withholding tax on the license fees, Marketing Contribution (as defined in Sec. 10.8) and/or Advertising Fees (as defined in Sec. 10.4) imposed on Licensee under the law of Switzerland, any Swiss Canton or any other taxing authority within Switzerland. An amount equal to the withholding taxes paid by Licensee shall be deducted by Licensee from the License Fees payable under Article 5 and/or from the Marketing Contribution or Advertising Fees payable under Article 10. Licensee shall, in due time, furnish HUGO BOSS with all certificates or other administrative documents issued by the Swiss taxing authority on the withholding taxes paid.

5.	License Fees

5.1

As compensation for the rights and opportunities for use provided in this Agreement, Licensee shall pay to HUGO BOSS a license fee in the amount of * % of the sum of the Net Sales. Net Sales shall designate the sales of Licensed Products made and invoiced by Licensee or by any entity controlled by, under common control with, or controlling Licensee (“Licensee Affiliate”) to an unrelated third party (e.g. customer or distributor or HUGO BOSS Group) after the deduction of:

•	Sales or value added taxes;

•	Customs duties and insurance costs;

•	Packing and freight charges;

•	Returns that Licensee actually authorizes and receives, not exceeding in any year an amount equal to * of Licensee’s total sales of Licensed Products in such year; and

•

Rebates and other allowances, defined as credits to a customer after delivery that Licensee actually grants in writing to the extent auditable, expressly excluding credits for warranty related or delivery or quality issues, and further excluding any credits included within the Marketing Contribution (as defined in Sec. 10.8) and not exceeding in any year an amount equal to * of Licensee’s total sales of Licensed Products in such year, provided that each such item is indicated separately and appears clearly separate from the product price, or, in the case of returns and allowances, is appropriately documented. Deferrals and accruals which are not documented as credit notes are not allowed. Subject to Sec. 5.3 and subsequent adjustment for returns and allowances, the due date of the license fees is Licensee’s invoicing date to third parties. Notwithstanding anything contained herein to the contrary, sales of Licensed Products made to the French and German subsidiaries of the joint venture company owned by Movado Group, Inc. (“MGI”) and TWC S.A. in France and Germany shall be exceptionally considered sales to an unrelated third party

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

according to this Section 5.1 but (for the avoidance of doubt) sales of Licensed Products made to the U.K. joint venture company owned by MGI and Swico Limited shall not be considered sales to an unrelated third party according to this Section 5.1.

5.2	Licensee shall pay to HUGO BOSS a minimum annual license fee each year equal to * Net Sales for such year under the Business Plan (as defined in Section 11).

Minimum License Fee:	*	for calendar year 2012,
	*	for calendar year 2013,
	*	for calendar year 2014,
	*	for calendar year 2015,
	*	for calendar year 2016,
	*	for calendar year 2017 and
	*	for calendar year 2018

The minimum license fee for each year shall be payable in monthly instalments throughout such year and on the last day of each month.

Notwithstanding the foregoing, in the event that the entity owning either the * brand acquires fifty percent (50%) or more of the voting rights of Licensee or of any entity controlling Licensee, then the minimum annual license fee each year shall be * Net Sales for such year as set forth in the Business Plan, beginning with the calendar year in which such change of ownership has taken place.

5.3

No later than 30 days after the last day of each calendar quarter (April 30, July 30, October 30 and January 30, respectively, or if such date shall fall on a weekend or holiday, the following business day), Licensee shall submit to HUGO BOSS a written statement setting forth the license fee and Advertising Fee (as defined in section 10.4) due for the immediately preceding calendar quarter, giving a count by country of total Licensed Products sold per stock keeping unit (“SKU”) and the applicable Net Sales. Licensee shall remit to HUGO BOSS with each such statement the aggregate license fee and Advertising Fee due for the calendar quarter then ended. After the fourth quarter each year, Licensee shall determine the license fee and the Advertising Fee due for such year and, where necessary, the difference between the minimum fees and the license fees and Advertising Fees paid for such year.

In the event the payments made were less than the minimums due for any such year, Licensee shall transmit the difference at the latest with the payment of the License fee due for the fourth quarter. In the event the payments made were more than minimums due for any such year, Licensee can deduct the overpaid differences from the license fee and Advertising Fee due in the fourth quarter.

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

Moreover, the Licensee shall submit written monthly statements of the Net Sales of Licensed Products per country, brand and gender as well as the Travel Retail separately (the Net Sales Monthly Statement). The Net Sales Monthly Statement shall also identify separately wholesale versus retail Net Sales. This Net Sales Monthly Statement shall be sent to HUGO BOSS no later than 10 days after the last day of the relevant month. Reporting currency will be CHF.

6.	Product Development, Product Design

6.1

To ensure the uniformity of quality and image in all products sold by HUGO BOSS and its licensees and bearing HUGO BOSS trademarks, the principal design guidelines and general structure of the collection shall be provided by HUGO BOSS to Licensee for development of the Licensed Products. Licensee agrees to observe and comply with all such guidelines and briefings and acknowledges HUGO BOSS’ high quality standards and reputation in high end fashion products. HUGO BOSS will notify Licensee in due time when such guidelines will be materially modified.

6.2	Licensee shall provide all its design proposals in the following process:

(i)	Licensee shall present to HUGO BOSS design drawings. After approval according to this subsection 6.2,

(ii)	Licensee shall present to HUGO BOSS prototypes. After approval according this subsection 6.2,

(iii)	Licensee shall present to HUGO BOSS pre-production samples for approval. Licensee warrants that production conforms to the approved pre-production samples.

HUGO BOSS shall, with respect to each submission made by Licensee for approval, notify Licensee in writing without undue delay, and in any event within ten (10) business days, as to whether it approves the submission. Unless HUGO BOSS disapproves any submission with the specified time period, it will be deemed approved. In the event HUGO BOSS disapproves any submission, it will furnish Licensee with the reasons for such disapproval together with notice thereof.

Licensee shall not proceed with the manufacture of a new product design for any Licensed product without the written approval of HUGO BOSS as provided hereunder.

6.3

Following approval by HUGO BOSS of any prototype as provided hereunder, Licensee shall provide HUGO BOSS with samples of the Licensed Products from the first production run using the approved designs for the purpose of obtaining HUGO BOSS’ written approval of said samples. Each party shall receive and maintain an approved production run sample of every approved model for purposes of documentation of said approval and quality control of the Licensed Products pursuant to Sec. 7. The costs of creation and supply of the samples shall be borne by Licensee.

6.4

The parties acknowledge and agree that it is essential to the image and reputation of HUGO BOSS to regularly adjust the range of designs of the Licensed Products (like those of HUGO BOSS and its other licensees) to meet new demands and fashion trends. The intervals of the renewal and expansion of product designs will be mutually determined by the parties acting in good faith.

6.5

Licensee agrees that HUGO BOSS shall become and remain the sole owner of any design that it approves hereunder which is not in the public domain and which previously was not used by Licensee on products other than the Licensed Products, including usage of special materials, creation of special colour effects and shapes, to the extent the respective Licensed Products are actually offered for sale in any jurisdiction (“HUGO BOSS Designs”). HUGO BOSS shall protect all HUGO BOSS Designs, where appropriate, in accordance with Sec. 13. of this Agreement. In addition, HUGO BOSS remains the sole owner of any design for the Licensed Products which was developed by HUGO BOSS. Licensee shall remain the owner of designs proposed to HUGO BOSS but not used on any Licensed Products sold to third parties.

6.6	Licensee shall provide HUGO BOSS, on its own costs, with one sample of each launched Licensed Product.

7.	Quality

7.1

Licensed Products produced by Licensee for sale shall conform to the samples from the first production of such Licensed Products approved by HUGO BOSS pursuant to Section 6.3. Licensee shall adhere to the standards of quality (including, without limitation, materials, design and workmanship) as well as the social standards of HUGO BOSS Group set forth in Appendix 3 (as such standards may be updated and expanded by mutual agreement between the Parties from time to time) and safeguard the quality of Licensed Products by means of quality-control measures approved by HUGO BOSS. In doing so, Licensee acknowledges HUGO BOSS’ high quality standards and reputation in high end fashion products.

7.2	All modifications with respect to materials, design and workmanship in a series under production require the prior written approval of HUGO BOSS.

7.3

HUGO BOSS may at any time, upon giving reasonable prior notice, carry out quality and manufacturing control inspections at the premises of Licensee, or wherever the Licensed Products are being manufactured, or it may have such inspections performed by third persons. Licensee agrees to permit such examinations, also with respect to subcontractors, during normal business hours and facilitate said inspections.

7.4

In the event that any Licensed Products produced or in production do not conform to the required specifications, HUGO BOSS shall give notice of such nonconformity to Licensee and, in HUGO BOSS’ sole discretion, determine whether the affected Licensed Products may be sold. In the event Licensee shall become aware of any such nonconformity, it shall immediately notify HUGO BOSS thereof prior to the distribution of the affected Licensed Products, so that HUGO BOSS can make appropriate decisions as to conforming such products to the applicable quality standards that shall be binding upon the Licensee. In any case in which either party has notified the other of any such quality problem, no affected Licensed Products shall be distributed until HUGO BOSS has approved and monitored the necessary modifications to said products or otherwise indicated in writing that the products are acceptable. If it is not reasonably practicable to conform the affected Licensed Products to the applicable quality standards, Licensee shall have the right to sell such Licensed Products but only after removing any identifying brand names and only through its outlet stores or through approved clearance channels; alternatively the affected Licensed Products will be destroyed under the supervision of HUGO BOSS and the costs thereof borne by Licensee.

8.	Distribution

8.1

Licensee shall be responsible for the distribution of the Licensed Products throughout the License Territory. The parties agree that the Licensed Products will be offered, sold and distributed by Licensee directly and/or through Licensee’s distributors exclusively through distribution channels which suit the image of the Trademarks and the marketing policies of HUGO BOSS including the following:

•	specialised retail dealers;

•	high-end department stores, provided they are HUGO BOSS clients;

•	HUGO BOSS Group own retail Stores, shops and outlets (directly operated stores = DOS);

•	HUGO BOSS stores and shops provided they are franchise partner of HUGO BOSS Group

•	Duty-Free stores;

•	Licensee’s own outlet stores;

•

After prior written approval by HUGO BOSS, which shall not be unreasonably withheld: Other clearance channels up to * of annual Net Sales. In case where said percentage of Net Sales exceeds *, Licensee needs the express and written approval by HUGO BOSS for such distribution on a case-by-case basis, such approval not to be unreasonably withheld.

•	After prior written approval by HUGO BOSS: catalogues, premium, incentive, and on-line sales.

•	Military accounts

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

Within the framework of the Business Plan and subject to this section 8.1, Licensee shall suggest, and the Parties shall agree on individual distribution channels (importers, retail dealers, “points of sale”) for the Licensed Products.

8.2

Licensee shall enter into separate distribution agreements with its distributors. No rights or duties shall be derived for HUGO BOSS from the resulting direct contract relationship between Licensee and its distributors. However, Licensee guarantees that the agreements between Licensee and its distributors will terminate if the agreement between HUGO BOSS and Licensee terminates for any reason whatsoever.

Licensee will terminate its contract with any distributor in the event that any such distributor violates a material term of such contract which reasonably is expected to adversely affect the reputation, image, style and marketing strategy of HUGO BOSS (e.g., no diversion of Licensed Products, adherence to advertising protocol, selling only to approved accounts), and such violation has not been remedied within fifteen (15) calendar days. Licensee warrants that such a remedy and termination clause will be provided for in the respective agreements.

8.3

At the request of HUGO BOSS, Licensee will sell the Licensed Products to HUGO BOSS itself, to organisations within HUGO BOSS’ distribution network for further distribution to its local customers (e.g. franchising stores, BOSS HUGO BOSS Shops in Shops, etc.) or directly to said local customers under terms of sale that are no less favourable than those Licensee grants to its large, full-price key accounts..

Sales to HUGO BOSS directly operated stores will generally be * .

Once each year HUGO BOSS DOS shall have the right, with the prior written approval of Licensee (which approval shall not be unreasonably withheld) to * .

8.4	Licensee shall entrust the distribution of the Licensed Products as follows:

Nominated sales personnel shall attend mainly to the distribution of the Licensed Products. These personnel will not distribute or be otherwise involved in handling any products competing with the Licensed Products, i.e. with high-end designer brands, without the prior written approval of HUGO BOSS. The distribution system, as well as the countries included within Licensee’s key market plan and Licensee’s organizational structure with respect to the License Products, are set forth in the Business Plan.

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

Licensee will select its sales personnel in accordance with and inform its sales personnel of the product philosophy of the Licensed Products as communicated by HUGO BOSS. Upon request by HUGO BOSS, Licensee shall cause its employees who are entrusted with the distribution of the Licensed Products to be trained regularly by HUGO BOSS or by persons or companies instructed by HUGO BOSS. Licensee will require each such employee to abide by such product philosophy.

8.5

Licensee acknowledges that to preserve the goodwill associated with the Trademarks, License Products should be sold at prices and terms reflecting the prestigious nature of the Trademarks, and the reputation of the Trademarks as appearing on goods of high quality and reasonable price, it being understood, however, that HUGO BOSS is not empowered and may not fix or regulate the prices for which the Licensed Products are to be sold, either at the wholesale or the retail level. The Licensee shall inform HUGO BOSS every season about the changes of the assortment such as carry over and phase-out products. Dates need to be mutually agreed (May and November)

8.6

Licensee shall not materially breach the applicable terms and dates of delivery and shall in a timely and complete manner inform HUGO BOSS of any material problems which arise in connection therewith, particularly delivery delays.

8.7

Licensee shall handle all customer inquiries and complaints relating to the Licensed Products in a manner consistent with the manner in which it handles customer inquiries and complaints relating to watches it sells at comparable prices under other brand names. Licensee shall provide substantially the same service, warranties, repair and replacement rights to wholesale purchasers and consumers of the Licensed Products as it provides to purchasers of such other watches. Licensee shall be solely responsible for all costs associated with the handling of such inquiries and complaints and the provision of such service.

The After Sales Service is subject to the quality requirements as stated in Section 7 of this Agreement and may be controlled by HUGO BOSS in accordance with the same conditions.

9.	Launch Dates

The parties shall agree on an annual general launch schedule, and on further seasonal launch schedules based on said annual launch schedule.

10.	Marketing, Advertising and Promotional Measures

10.1

With regard to the general HUGO BOSS marketing activities, HUGO BOSS alone is in charge of all activities including all marketing, advertising (e.g. newspapers, magazines, billboards, TV, radio, internet sites) and promotional as well as sport and art sponsoring activities.

10.2

Within the framework of the Business Plan (Sec. 11), marketing, advertising and promotional activities in connection with the Licensed Products shall be agreed upon with the Licensee. The parties shall inform each other regularly about the implementation of this Business Plan.

10.3

With respect to the Licensed Products, subject to section 10.4, HUGO BOSS is in charge of conception and design of all advertising activities (e.g. concepts, layouts and shootings for print and billboard campaigns; concepts, layouts and production for TV or radio spots; concepts, layouts and set ups of internet sites; all media bookings and spending

10.4

To contribute to the costs for the above-mentioned activities of HUGO BOSS, Licensee shall pay to HUGO BOSS an amount each year equal to the greater of (i) * target Net Sales for such year set forth in the Business Plan (“Advertising Fee”).

The Minimum Marketing Fee for each year shall be payable in monthly instalments throughout such year and on the last day of each month.

Notwithstanding the foregoing, in the event that the entity owning either the * brand acquires fifty percent (50%) or more of the voting rights of Licensee or of any entity controlling Licensee, then the Advertising fee each year shall be * target Net Sales for such year as set forth in the Business Plan.

The Advertising Fee shall be paid in accordance with the provisions in Sec. 4 and 5. HUGO BOSS shall use this fee for the costs of production and placement in print and electronic media of advertising for Licensed Products only. HUGO BOSS and Licensee shall, every six (6) months, agree in which countries such media budget shall be spent; provided, however, that for the U.S.A. only, such media budget shall be withheld and spent by Licensee as it shall reasonably determine after approval of HUGO BOSS. While in principle, HUGO BOSS shall endeavour to spend the entire Advertising Fee paid by Licensee in respect of each year, and Licensee shall endeavour to spend the portion thereof withheld for the U.S.A., prior to the end of such year, the parties recognize that this will not always be practical or possible and therefore they agree that any deficiency will be spent in the immediately following year.

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

10.5

Licensee shall be responsible for conception and design of point-of-sale activities with regard to the Licensed Products, i.e. catalogues for retailers and/or sales representatives, special events, co-operative advertising with the retailer and product displays. However, all advertising materials and promotional activities require the prior written approval of HUGO BOSS.

10.6

Moreover, Licensee shall carry out all point-of-sale activities such as production and distribution of stand-ups, window cards, catalogues and other promotional material, production and distribution of product displays, special events, co-operative advertising with retailers.

Licensee shall also be responsible for trade fairs, product placements, media bookings and spending of advertising targeted to retailers.

10.7

Licensee shall be responsible for public relations activities with regard to the Licensed Products, i.e. texts, shootings, placement in end-consumer press and trade press throughout the License Territory. However, all public relations activities require the prior written approval of HUGO BOSS. In furtherance of the foregoing public relations activities, Licensee shall furnish to HUGO BOSS at its request each calendar year up to fifty (50) units of Licensed Products for HUGO BOSS to use solely in connection with public relations activities promoting the Licensed Products, including, without limitation, gifts to celebrities, press events and other related purposes.

10.8

All those activities mentioned in Sec. 10.5, Sec. 10.6 and Sec. 10.7 shall be elaborated in close co-operation with HUGO BOSS or persons/companies appointed by HUGO BOSS (for example PR Agencies in charge for HUGO BOSS) and are subject to the prior approval of HUGO BOSS. Licensee shall bear responsibility for all costs for the activities referred to in Sec. 10.5, Sec. 10.6 and Sec. 10.7. For those activities Licensee shall spend or cause its distributors to spend at least * of the “Net Sales” throughout the term of this agreement (“Marketing Contribution”). The Marketing Contribution may be revised from time to time by mutual consent.

Notwithstanding the foregoing, in the event that the entity owning either the * brand acquires fifty percent (50%) or more of the voting rights of Licensee or of any entity controlling Licensee, then the Marketing contribution each year shall be * of target Net Sales for such year as set forth in the Business Plan.

10.9

Costs incurred by Licensee in connection with customer accommodation or after-sales service, customer gifts or invitations, dealers’ meetings and training of marketing and sales personnel are not included in the activities stated in clauses 10.6 and 10.7 and shall be borne solely by Licensee.

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

10.10

Any and all public statements, publications and information given to third parties concerning this Agreement or the relationship between Licensee and HUGO BOSS generally must be previously agreed upon by the parties, except where such statements are required by law or government act. However, the parties shall inform each other of such statements required by law or government act. Normal company information of Licensee and HUGO BOSS that does not contain any statements regarding the contents of this Agreement or its relationship with HUGO BOSS is exempted from this provision.

10.11

Licensee is not permitted to use the Trademarks as a part of its firm name or as part of the firm name of a company affiliated or otherwise associated with it. The use of the Trademarks by Licensee on letterhead, forms, business cards, etc. requires the prior written approval of HUGO BOSS.

10.12

The parties will consult at least semi-annually to review the level of actual expenditures for (i) the production and placement of advertising for the Licensed Products in print and electronic media and (ii) the activities set forth in Sections 10.5, 10.6 and 10.7, relative to sales growth, including consideration of whether certain increases in such expenditures are appropriate. If the parties disagree as to whether certain increases are appropriate, a top management meeting of the parties can be called by either party and the parties will use their best efforts to resolve such disagreement.

11.	Business Plan

11.1	The parties have agreed upon a Business Plan for the period 2012 through 2018, as set forth in Appendix 4 (the “Business Plan”).

No later than February 28 of each calendar year during the term of this Agreement, Licensee shall prepare and present to HUGO BOSS for feedback and input an annual operating plan (“Action Plan”). This Action Plan shall set forth in detail, Licensee’s plans for conducting the Licensed Products business for at least the next three years, with particular emphasis on the marketing, promotion and sales of the Licensed Products. and shall include, without limitation,

a)	sales targets (volume and value) specified by region, brand and gender;

b)

(for the following two years only) a product development plan (including timing) of the types and numbers of designs intended to be developed or manufactured (including any new products) and the corresponding Roll-Out Plan;

c)	distribution structure including distribution outlets and breakdown by geographical area;

d)	assessment of customer base and customers including client list per country;

e)	price marketing strategies, including wholesale and suggested retail pricing by model type and market;

f)	advertising plans per market;

g)	media plan and budget, including breakdown per market;

h)	development in packaging, display and all other point of sale material;

i)	result of market research relating to Licensed Products and similar products in the market.

HUGO BOSS and Licensee shall agree on the Action Plan in a joint annual meeting. If the Parties cannot agree on the three-year Action Plan, a top management meeting of the parties can be called by either party and both parties will use their best efforts to solve the issue.

11.2

On request by HUGO BOSS, Licensee shall inform HUGO BOSS in writing of actions taken and confirm compliance with the individual steps of the three-year Action Plan and the implementation of the planned activities.

11.3

Each January 30 (Period April 1 – June 30) April 30 (Period July 1 – September 30), July 30 ( Period October 1 – December 31) and October 30 (Period January 1 – March 31), Licensee will submit to HUGO BOSS, a schedule showing in detail the projected sales and marketing plans of the Licensed Products for the next following three (3) calendar months indicating in detail the sales per brand, gender and region for the corresponding period

12.	Information, Co-ordination and Co-operation / Audit

12.1	Licensee shall inform HUGO BOSS in a timely manner, if it terminates the collaboration with a distributor.

12.2	HUGO BOSS and the Licensee shall each designate a person at their respective companies to be in charge of the development, design and marketing of the Licensed Products.

12.3

In co-ordination with Licensee, HUGO BOSS has defined all reporting data relevant to HUGO BOSS’ quality control of the manufacture, distribution and sale of Licensed Products (Appendix 5) and shall specify the frequency with which such data is to be made available. This data must be electronically processed and made available to HUGO BOSS via data transmission in a complete and timely manner. The Parties shall jointly decide on changes to the reporting data format.

12.4

HUGO BOSS may specify and furnish the data processing interfaces necessary for a smooth exchange of data in accordance with Licensee; provided that, in any event, it shall be sufficient if Licensee furnishes the required reporting data to HUGO BOSS via email.

12.5

The parties will endeavour to keep each other fully informed on a timely basis of all issues that reasonably could be expected to have a material impact on the production, marketing, advertising, promotion, sale or distribution of the Licensed Products and Licensee shall furnish HUGO BOSS with such reports in respect thereof as HUGO BOSS may reasonably request from time to time.

12.6	Licensee shall furnish HUGO BOSS with the following management information:

•	budget and planning for the upcoming calendar year according to products and countries (to be issued in late summer);

•	quarterly reports on problems concerning product quality and customer complaints.

The parties shall, on a routine basis but no less often than four times per year, fully inform each other on all other matters, problems and actions which affect the production and sale of the Licensed Products.

12.7

During the term of the Agreement and for three years after its termination, Licensee shall keep complete and accurate records of sales subject to License Fees, Marketing Fees and transportation costs, maintain and preserve the underlying documents and permit representative or authorised third parties, e.g. auditing companies, of HUGO BOSS to examine such records, copy them and audit the respective accounting entries in the Licensee’s group books and Licensee’s Affiliates’ books during business hours on at least fifteen working days notice.

12.8	The audit can be conducted in the respect to the three contractual years preceding the date of the audit.

Notwithstanding the immediate due date and accrual interest on overdue License Fees and Marketing Fees, Licensee shall bear the costs of the audit, but only in case if the License Fee and/or Marketing Fees paid by the Licensee with respect to any audited period are three percent or more lower than those determined by the audit. Or if auditor is not able to fulfill the audit due to missing information which should have been provided by licensee.

12.9

During the course of the audit, Licensee shall provide HUGO BOSS or its representative with the audit reports concerning the annual reports of the Licensee group and all its affiliates. If for any affiliate no audit report exists, the Licensee’s group auditor shall hand over a financial statement with a review statement (no full scope audit) and confirmation. Furthermore licensee shall provide a consolidated Net Sales report divided by SKU for each contractual year. These reports shall be only available for the representative or authorised third party of HUGO BOSS and for reconciliation purposes only. Licensee’s local audit team has to fill in and to confirm the AUP (Agreed upon procedure) master file as defined in Appendix 6 for each audited Affiliate and for each contractual year.

12.10

During the course of the audit and for the purpose of the audit of the declaration of the License Fee, Marketing Fee and transportation costs, the representative or authorised third parties of HUGO BOSS will have:

•	access to all relevant information regarding pricing and the price structure within Licensee’s group, i.e. access to all relevant inter- company agreements and relevant third party agreements and

•	access to the IT Systems of Licensee as it is necessary to check the sales process and other influence on the calculation of the Licensee Fees, Marketing Fees and transportation costs.

12.11

After each audit conducted by HUGO BOSS, Licensee and HUGO BOSS will meet in order to review and discuss the findings and conclusions of the audit. The parties shall agree on the necessary improvements, changes as well as audited statements to provide with, that should reasonably be made by Licensee in its accounting, reporting and auditing process for Licensed Products. If Licensee fails to make available sufficient information necessary to complete the audit as confirmed by the representative or authorised third party of HUGO BOSS, which relates to more that 10 % of the total Net Sales for any audited period, then a change in information rights for the audit may be requested by HUGO BOSS, e.g. additional information rights, access rights.

12.12

Licensee confirms by signing the agreement, that Licensee and its affiliates conduct only one kind of sales business, i.e. no mix between wholesale and retail business within one company. Changes to this structure will be notified to HUGO BOSS without undue delay. In case of an impact on the calculation of the License Fees and Advertising Fees due to the change, an agreement must be reached on the calculation..

12.13

Any shortfall on License and Marketing Fees identified and duly justified during the audit will be paid by Licensee not later than thirty days after the final audit report submitted by the representative or authorised third party of HUGO BOSS; provided, however, that any payment by Licensee hereunder shall not preclude Licensee from contesting the results of any audit conducted under this Article 12.

13.	Trademarks, Internet Domains and other Intellectual Property Rights

13.1

During the term of this Agreement, Licensee shall be entitled to use the Trademarks only as provided herein in connection with the Licensed Products, subject to the terms hereof, and for no other purpose. Upon termination of this Agreement for any reason, Licensee shall immediately discontinue all use of the Trademarks, except as otherwise provided herein or as otherwise agreed in writing by HUGO BOSS, and thereafter will not, either directly or indirectly, use any other name, title, expression, design or packaging so nearly resembling the Trademarks as would be likely to lead to any confusion or uncertainty or to deceive the public.

13.2

Licensee agrees that, to the extent such guidelines are not inconsistent with any of the provisions of this Agreement, it will fully comply with any and all guidelines notified to Licensee by HUGO BOSS regarding the utilisation of the Trademarks on or in connection with the distribution and sale of Licensed Products, including, without limitation, any corporate Identity Policies of HUGO BOSS on the use of the Trademarks.

13.3

The Trademarks and the HUGO BOSS Designs, whether or not registered by HUGO BOSS, are the sole property of HUGO BOSS. HUGO BOSS warrants that is has the full and exclusive right, power and authority to grant this exclusive license for the Trademarks and the HUGO BOSS Designs to Licensee and that neither this Agreement nor the grant of such license conflicts with or will result in a breach of the terms, conditions, provisions, representations, warranties or covenants contained in any other agreement to which Hugo Boss, or any of the HUGO BOSS Group Companies, is a party. Licensee recognises the exclusive rights of HUGO BOSS with respect to the Trademarks and acknowledges that all rights of use of the Trademarks on or in connection with the Licensed Products by Licensee inure solely to the benefit of HUGO BOSS. The parties agree that any and all rights to the Trademarks that may arise from their use by the Licensee shall vest solely in HUGO BOSS. Licensee agrees that it shall take no action that might impair in any way HUGO BOSS’ rights with respect to the Trademarks, including, without limitation, registering the Trademarks in its own name, or might damage HUGO BOSS’ license relationships with third parties with respect to manufacture, distribution or otherwise.

Licensee is aware that all Internet Domains relating to the trademarks are the sole property of HUGO BOSS AG, Dieselstrasse 12, D-72555 Metzingen, Germany, and recognises the exclusive rights of HUGO BOSS AG of such Internet Domains. The parties agree that the provisions of this subsection 13.3. also apply, mutatis mutandis, to said Internet Domains. Licensee is further aware that HUGO BOSS is entitled to use such Internet Domains.

13.3.1

HUGO BOSS shall have the sole responsibility between the parties to maintain the Trademarks and the HUGO BOSS Designs, in particular, to pay all pertaining prolongation fees, initiate and conduct opposition proceedings against similar trademark or design applications, in any applicable country of the License Territory. HUGO BOSS shall do so on its own costs. Licensee agrees to provide any and all information to HUGO BOSS which may reasonably be required in such actions, e.g. invoices to prove use of any given Trademark. Licensee shall give immediate notice to HUGO BOSS of any application or registration of a sign, trade name, trademark, or product packaging or product design which comes to Licensee’s attention and which appears to violate any of HUGO BOSS’ rights with respect to the Trademarks or any packaging or product design.

13.3.2

Subject to this Sec. 13.3.2, HUGO BOSS shall further have the sole right as between the parties to defend the rights to the Trademarks and any other rights of HUGO BOSS in any applicable country of the License Territory against third party infringements of the Trademarks, e.g. counterfeits, use of the Trademarks, HUGO BOSS product or packaging design without authorization of HUGO BOSS, or of brand names or product or packaging design by third parties confusingly similar to the Licensed Products. Licensee agrees to provide any and all information to HUGO BOSS which may reasonably be required in such actions which HUGO BOSS in its sole discretion may initiate. In particular, but without limitation, Licensee shall provide prompt notice to HUGO BOSS of products which come to Licensee’s attention and which infringe upon HUGO BOSS’ rights, providing the names and addresses of the manufacturer, the supplier or seller, as the case may be, together with bills, receipts and other records, if any. Notwithstanding the foregoing, with respect only to products which are counterfeits of the Licensed Products, the parties will consult to determine appropriate action. If, following such consultation, the parties agree to bring any claim, complaint, proceeding or other action, then HUGO BOSS shall bring the claim, complaint, proceeding or other action in its name and the parties shall equally share all costs and all monetary recoveries, if any, including without limitation, judgments, settlements and any other awards, in connection therewith and the parties will reasonably co-operate in good faith with respect to each such action brought. If, following such consultation, only one party desires to pursue action, then such party shall have the right to pursue such action in its own name at its sole cost and shall be exclusively entitled to any and all damages and other amounts recovered or awarded in connection with any such action and the other party shall reasonably cooperate with the party pursuing such action at the latter’s expense; provided however that notwithstanding the foregoing, in no event shall Licensee have the right to pursue any such action without the prior written consent of HUGO BOSS which HUGO BOSS shall not unreasonably withhold. Licensee shall give prompt notice to HUGO BOSS of any use of a sign, trade name, trademark, or product packaging or product design which comes to Licensee’s attention and which appears to be an infringement upon or to violate any of HUGO BOSS’ rights with respect to the Trademarks or any packaging or product design. Nothing set forth herein shall be construed as requiring HUGO BOSS to prosecute any infringements if in its own discretion it decides not to do so.

13.3.3

HUGO BOSS shall continue to take all reasonable and necessary actions to obtain trademark registrations in those countries of the License Territory, where such registrations for the Trademarks have been applied for but are not yet issued, as identified in Appendices 1 and 2 to this Agreement. In addition, in the event that HUGO BOSS determines that it is necessary to do so, HUGO BOSS shall take all reasonable and necessary actions to obtain additional registrations for the Trademarks in those countries identified in Appendix 1 where such registrations have not yet been applied for. However, HUGO BOSS is not liable for ensuring the successful registration of the Trademarks in these countries. HUGO BOSS shall keep Licensee informed as to the legal status of the Trademarks. HUGO BOSS shall not be liable for ensuring that the Trademarks are utilised in a manner which maintains their protection.

Upon request by Licensee, HUGO BOSS shall take all reasonable and necessary actions to obtain trademark registrations of the Trademarks in other countries of the License Territory not named in Appendix 1 to this Agreement, provided that HUGO BOSS, accepts no liability for failure to successfully register such Trademarks in such countries.

In the event that trademark registrations for the Trademarks cannot be obtained in a country where, according to this section 13.3.3, HUGO BOSS is to seek such registrations, and such country is specifically mentioned in the Business Plan and the failure to obtain any such registrations has a material adverse affect on Licensee’s ability to sell Licensed Products in such country, the Business Plan shall be adjusted proportionately to reflect the elimination of such country.

13.3.4

Licensee shall use its best efforts to assist and otherwise co-operate with HUGO BOSS in applying for and maintaining the registration and protection of the Trademarks, such efforts to include without limitation, executing any registered user or other agreement or document as may be appropriate, through the making of necessary declarations, delivery of necessary documents and by providing useful or appropriate information. HUGO BOSS shall reimburse Licensee for its out-of-pocket costs incurred therefore.

Licensee shall supply to HUGO BOSS upon its reasonable request copies of invoices and other records of sales for each country where necessary or useful to establish proof of Trademark use in such countries on the Licensed Products. For this purpose, Licensee shall also regularly inform HUGO BOSS of the countries in which deliveries of the Licensed Products are expected in the then current year.

13.3.5

Licensee agrees that it will be listed as “Registered User” of the Trademarks for the Licensed Products to the extent possible and/or required under relevant local law. HUGO BOSS will reimburse Licensee for its costs incurred therefore.

13.3.6	Licensee agrees: (a) to use the Trademarks exclusively in the design format indicated by HUGO BOSS, and, to the extent not contrary to any of the provisions hereof, in conformity with the “Corporate Identity Policy” of HUGO BOSS, (b) to designate them with the markings prescribed by HUGO BOSS (such as “(R)” or “Marca registrada,” “HUGO BOSS is the registered trademark of HUGO BOSS AG” or the like); provided that no such designation shall be required on the Licensed Products themselves, and (c) to the extent not contrary to any of the provisions hereof, to observe any and all other restrictions and conditions reasonably notified by HUGO BOSS to Licensee, including those which may arise from agreements between HUGO BOSS and any third party.

Licensee shall not itself use the Trademarks in connection with sub-brands or accompanying brands of Licensee or otherwise in any way not explicitly permitted by this Agreement or HUGO BOSS. In particular, and without limiting the foregoing, designations such as “BOSS HUGO BOSS by........” are prohibited. All references to the manufacturer and/or Licensee require the prior written approval of HUGO BOSS. Notwithstanding the foregoing, Licensee shall not be prohibited from using model names for individual collections of Licensed Products or from applying for trademark registrations for such model names, provided that Licensee shall be solely responsible for all costs associated therewith.

13.4

The parties acknowledge and agree that, as provided in section 6.5, HUGO BOSS is the owner of all rights to the HUGO BOSS Designs and of the designs of the promotional material. HUGO BOSS grants the Licensee for the duration of this Agreement the right of use of these designs for the purpose of this Agreement in the License Territory. Furthermore, except as otherwise provided in Article 18, the Licensee undertakes to no longer use the above-mentioned designs and promotional material after termination of this Agreement.

Notwithstanding and without limiting the foregoing, Licensee shall provide to HUGO BOSS any and all instruments or documents necessary or useful to confirm HUGO BOSS’ ownership of such copyright and design rights, including, without limitation, any assignments of rights that HUGO BOSS may reasonably request.

13.4.1

HUGO BOSS shall own all inventions made by Licensee or its employees, whether or not patentable, which are based in whole or in part on Confidential Information from HUGO BOSS as hereinafter defined in Sec. 14. Licensee shall promptly notify HUGO BOSS of the making of each such invention and shall co-operate in securing to HUGO BOSS the benefits of each such invention throughout the world by executing assignments, patent applications and similar documents necessary for HUGO BOSS to perfect rights in the invention; provided that HUGO BOSS reimburses Licensee all amounts incurred by Licensee in assigning such rights to HUGO BOSS, including, without limitation, any and all amounts Licensee may be required to pay by law to the inventing employee .

13.5

Any and all intellectual property rights in display and sales promotional materials related to the Licensed Products shall be the property of HUGO BOSS. Licensee shall co-operate in securing to HUGO BOSS the benefits of any such rights throughout the world by executing assignments and similar documents necessary for HUGO BOSS to perfect its rights in such matters.

13.6	The provisions contained in this Section 13 shall not affect Sec. 18.

14.	Confidentiality

The Parties agree to use all Confidential Information (as hereinafter defined) of the other party provided to it or obtained by it pursuant to this Agreement only in its capacity as contracting party to this Agreement and as contemplated in this Agreement. “Confidential Information” shall mean any and all technical data, knowledge or information, trade secrets or advice relating to the design development, manufacture, assembly, use, sale, and customer servicing of the Licensed Products and any and all information concerning the business of the other party. Either party acknowledges the other party’s sole rights in the Confidential Information. Either party shall ensure that, without the prior written approval of the other party, no Confidential Information shall be used for any purpose other than as set forth herein or copied or disclosed to any third party during the term of this Agreement or after its termination.

This confidentiality provision does not apply to information

(i)	which was or comes into the public domain through no fault of the receiving party, or

(ii)	which was obtained from a third party legally entitled to use and disclose such information, or

(iii)	the disclosure of which is required by law, or

(iv)	which was already in possession of the receiving Party before closing this Agreement and not otherwise subject to any confidentiality obligation as between the parties.

Upon termination of this Agreement, either party shall either return to the other party, or at the request of the other party, destroy all Confidential Information in its possession.

15.	Other Products

15.1

Licensee will not manufacture or distribute watches under the brand names * provided that, nothing contained herein shall prohibit Licensee from acquiring any third party distributing any of those watch brands so long as such distribution ceases within twelve (12) months after the date of such acquisition.

16.	Liability Issues

16.1	Licensee shall be responsible for any and all defects in the Licensed Products and in no event shall HUGO BOSS be liable for any direct, indirect, special,

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

incidental or consequential damages or any lost revenues or profits or any other damages arising with respect to the Licensed Products, whether based in contract, tort, breach of express or implied warranty, including without limitation, negligence or product liability.

16.2

If either party becomes aware of any law, or other rule, regulation or order having the force of law issued by any duly constituted authority having appropriate jurisdiction, in any country included within the Business Plan that would have the effect of making it impractical to sell or to continue selling Licensed Products in or into such country, the parties shall consult in good faith and attempt to agree on an appropriate adjustment to the Business Plan, including, without limitation, a proportionate reduction in target Net Sales.

16.3

HUGO BOSS will indemnify, defend and hold harmless Licensee, each Licensee Affiliate, and their respective officers, directors, agents, employees, shareholders, legal representatives, successors, affiliates and assigns, from and against any and all claims, actions, suits, liabilities, damages and expenses (including reasonable attorneys’ fees, costs and expenses) which Licensee or any Licensee Affiliate may incur or be obligated to pay in any action or claim for infringement of any other person’s claimed right to use a trademark or other intellectual property right (except claimed rights relating to the designs of the Licensed Products or to any intellectual property used by Licensee and not granted by HUGO BOSS hereunder) in the Territory, including such infringements as may be contained in any advertising placed by HUGO BOSS, where such action or claim results from Licensee’s proper use of the Trademarks or other rights (except rights related to the HUGO BOSS Designs) granted hereunder in the Territory, in accordance with the terms of this Agreement. Licensee will give HUGO BOSS timely written notice of any such claim or action, and thereupon HUGO BOSS will undertake and conduct the defense of any suit so brought. HUGO BOSS further agrees that the provisions contained in this Section shall survive the termination or expiration of this Agreement.

16.4

Licensee agrees to indemnify, defend and save harmless HUGO BOSS and its officers, directors, agents, employees, shareholders, legal representatives, successors, affiliates and assigns, and each of them, from any and all claims, actions and suits and from and against any and all liabilities, judgements, losses, damages, costs, charges, reasonable attorneys’ fees and other expenses of every nature and character incurred in any action between HUGO BOSS and any third party, relating to Licensee’s business and/or with respect to the Licensed Products (including, without limitation, any breach by Licensee of this Agreement). Licensee further agrees that the provisions contained in this Section shall survive the termination or expiration of this Agreement

Licensee will maintain at all times during the term of the Agreement and for 5 (five) years thereafter and provide evidence thereof to HUGO BOSS from time to time upon its request, product liability insurance of a kind and in an amount reasonably satisfactory to HUGO BOSS naming HUGO BOSS as beneficiary as its interests shall appear.

17.	Contract Term and Termination

17.1

This Agreement enters into force effective as of January 1, 2012, and, unless sooner terminated as herein provided, expires on December 31, 2018. Not later than 18 months before the final expiration of the Agreement the contracting parties shall enter into negotiations for the purpose of agreeing on an extension of this Agreement. Such extension (if any) shall be effective only upon the signature and delivery by each of the parties of a definitive written instrument extending the term of this Agreement.

17.2

Either contracting party may terminate the Agreement if for two successive calendar years (beginning after calendar year 2012) only the minimum license fees are paid. In this case the notice period for termination is two months before the end of the half calendar year following the relevant time periods. For the avoidance of doubt, all payment obligations of Licensee under this Agreement shall continue during such half year period.

17.3

Further, the Agreement may be terminated by either party upon a notice period of three months prior to June 30 and December 31 of a particular year where there are material changes in the ownership composition of the ultimate parent entity of the other party, i.e. a change of fifty (50) % or more of the voting ownership rights. The right of termination must be exercised within three months after receiving the information about the material change in ownership composition.

Notwithstanding the foregoing, HUGO BOSS shall not have any such right of termination where the new owner of Licensee is either

(i)	a financial investor, or

(ii)

a strategic investor experienced in the design, manufacture, marketing and sale of high end watches or fashion products, However, in the event that the entity owning either * brand acquires fifty percent (50%) or more of Licensee or of any entity controlling Licensee, the following shall apply: If the agreed Business Plan will not be met for the calendar year in which such change of ownership of Licensee has taken place, HUGO BOSS can terminate the Agreement with six (6) months notice.

Licensee shall not have any such right of termination where the new owner of HUGO BOSS is either

(i)	a financial investor, or

(ii)	a strategic investor experienced in the design, manufacture, marketing and sale of high end fashion products.

After a warning letter with a period of maximum 6 (six) months for fulfilling its

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

obligations of the Business Plan and any further Action Plans as referred to in Sec. 11, HUGO BOSS may also terminate the Agreement upon a notice period of three months prior to June 30 and December 31 of a particular year, if Licensee fails to fulfil its above-mentioned obligations.

17.4	The right to terminate for cause remains unaffected. Such cause also exists,

(a)	if the other contracting party becomes insolvent,

(b)	if settlement or bankruptcy proceedings are commenced with respect to the estate of the other party,

(c)

if - insofar as not otherwise indicated in this Agreement - the other party fails to fulfill within 30 (thirty) days a contractual obligation or one undertaken in order to fulfil this Agreement despite prior written notice, or fails to desist from conduct that is in violation of the Agreement within this period,

(d)

if the other party is in breach of a material obligation hereunder and fails to remedy such breach (if it reasonably can be remedied) within ten (10) days after receipt of notice thereof from the party not in breach, or,

(e)	without prior written notice, if the other party has repeatedly breached the same obligation hereunder within any twelve (12) month period.

(f)	if by reason of the other party’s behaviour, continued compliance with contractual obligations would be considered intolerable by a reasonable party .

17.5

HUGO BOSS may also terminate the Agreement with a notice period of ten (10) days for cause if Licensee falls more than three months into arrears in paying the license fees. If Licensee considerably damages the reputation of the Trademarks by a negligent act or omission, HUGO BOSS may likewise terminate the Agreement without notice.

17.6	Terminations and notices under this provision must be communicated by registered mail or personal delivery.

18.	Consequences of Termination of the Agreement

18.1

The termination of this Agreement according to one of the above provisions does not release either of the contracting parties from any of its obligations under this Agreement, arising or coming due, as the case may be, after the termination of this Agreement. Upon the justified termination for cause as defined in Sec. 17.4 by HUGO BOSS, all outstanding license and marketing fees will become immediately due and payable.

Further rights of indemnity etc. will not be affected by extraordinary notice of termination, regardless of whether such rights are founded upon the Agreement or in law. The regular or extraordinary notice of termination and termination as such does not in itself give rise to any sort of damages or compensation claims.

18.2

On the date of termination or expiration of this Agreement, all rights of the Licensee to use the designations “BOSS” and/or “BOSS HUGO BOSS” and/or any other trademark belonging to HUGO BOSS shall end. The Licensee shall also cease making any reference to HUGO BOSS and/or its Trademarks and any reference to previous activity/co-operation for/with HUGO BOSS as Licensee of HUGO BOSS, and will also be responsible therefore on behalf of its Subcontractors. Further, the Licensee shall, no later than as of the date of termination of the Agreement, extinguish all “Registered User” registrations at its own cost or - upon the request and at the cost of HUGO BOSS - transfer them, to the extent legally possible, to third persons designated by HUGO BOSS.

18.3

Notwithstanding anything to the contrary contained in this Agreement, HUGO BOSS has the right to purchase from Licensee, completely or in part, Licensed Products on hand with the Licensee in finished form or still in production, insofar as they have been manufactured according to designs approved by HUGO BOSS pursuant to Section 6.3, at the Licensee’s book value evaluated by a third party to be nominated by both parties; if the parties cannot agree on the appropriate person within 30 days, such person shall be appointed by the President of the Chamber of Commerce Zürich. To exercise such right, HUGO BOSS shall give Licensee written notice of the Licensed Products HUGO BOSS intends to purchase no later than thirty (30) days prior to the effective termination date.

Licensee shall be permitted to distribute all its remaining Licensed Products not purchased by HUGO BOSS for up to nine months after the termination of the Agreement upon the previously customary conditions and through the previously utilised or similar channels of distribution; provided however that the quantity of Licensed Products Licensee shall be permitted to sell during such nine month period may not exceed one hundred percent (100%) of the units sold by Licensee in the immediately preceding year, and provided further that any quantity in excess thereof either will be destroyed (in which event Licensee shall furnish to HUGO BOSS appropriate evidence of such destruction as HUGO BOSS may request) or may be sold by Licensee for an additional period not exceeding six (6) months through its outlet stores. After the aforementioned six(6) month period, Licensee shall destroy all remaining inventory and shall furnish HUGO BOSS appropriate evidence of such destruction. Licensee shall account for these sales and pay the computed license fees to HUGO BOSS no later than within eight months after the termination of the Agreement. Costs for destruction will be borne by Licensee.

18.4	In addition to its rights under Section 18.3, in case Licensee has still remaining inventory after the twelve month distribution period HUGO BOSS shall also have the right of election:

to purchase the remaining inventory, completely or in part on terms to be mutually agreed upon,

or to request the transfer of the remaining inventory to a third party designated by HUGO BOSS on terms to be mutually agreed upon. These sales will not be subject to the payment of license fees.

18.5

In order to enable HUGO BOSS to exercise its right of election of Sec. 18.3 and 18.4, the Licensee shall promptly inform HUGO BOSS as to the existing inventory of Licensed Products, broken down by article number including colour variants. Upon receipt of the information about the inventory, HUGO BOSS shall decide within four weeks the manner in which its right of election will be exercised.

19.	Miscellaneous

19.1

Licensee may not assign, delegate to third parties or sublicense rights or duties under this Agreement or assign the Agreement as a whole, without the express prior written consent of HUGO BOSS. This does not apply to an assignment, delegation, or sublicense to any Licensee Affiliate (provided that notwithstanding any such assignment, delegation or sublicense, MGI Luxury Group S.A. shall remain liable for performance of Licensee’s obligations hereunder) or to any change in control otherwise permitted under section 17.3. Licensee shall notify HUGO BOSS any such assignment. HUGO BOSS shall not assign any rights or delegate any duties to any party other than an affiliate.

19.2

This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof.

This Agreement may be modified, amended or supplemented (including this clause) only by the mutual written agreement of the parties hereto.

19.3

This Agreement is made and shall be construed in all respects in accordance with the laws of the Switzerland, without regard to its conflicts of law principles. The parties irrevocably agree that all disputes related to this Agreement shall be brought exclusively before the courts of Zurich provided, that HUGO BOSS may, but is not obliged to, seek relief in any court located in the place of Licensee’s principal place of business.

19.4

In the event any of the provisions of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, unless the unenforceability or invalidity thereof causes a substantial departure from the underlying intent and sense of the remainder of this Agreement, the validity and enforceability of the remaining provisions shall not be affected thereby, except those remaining provisions of which the unenforceable or invalidated provisions comprise an integral part of or from which they are otherwise clearly inseparable. In the event any provision is held unenforceable or invalid, the parties shall use their best efforts to agree upon an enforceable and valid provision which shall be a reasonable substitute for such unenforceable or invalid provision in light of the purpose of this Agreement, and, upon so agreeing, shall incorporate such substitute provision in the Agreement. The same applies if omissions in the Agreement become apparent. The relevant provision, which is unenforceable or missing, is then to be replaced by a valid provision corresponding to the meaning and purpose of this Agreement.

19.5	The instant Agreement is executed in duplicate. Appendices 1 - 6 to this Agreement constitute a part of this Agreement.

Appendix 1: Trademarks (Exclusive License)(Sec. 1.1)

Appendix 2: Trade name (non-exclusive license) (Sec. 1.1)

Appendix 3: Quality directives and Social Standards (Sec. 7)

Appendix 4: Business Plan (Sec. 11)

Appendix 5: Reporting format (Sec. 12)

Appendix 6: Audit template (AUP) (Sec. 12)

19.6

No delay or omission by either of the parties hereto in exercising any right or remedy provided for herein shall constitute a waiver of such right or remedy, nor shall it be construed as a bar to or a waiver of any such right or remedy on any future occasion. No waiver by either party of any provision of this Agreement, or of any breach of default shall be effective unless in writing and signed by the party against whom such waiver is to be enforced.

19.7

Nothing contained herein shall be deemed to place the parties in the relationship of employer-employee, partners, joint venturers, or either as agent of the other. Licensee shall not represent itself as the employee, partner, agent or legal representative of HUGO BOSS for any purpose whatsoever and shall have no right to create or to assume any obligation of any kind, express or implied, for or on behalf of HUGO BOSS; provided, however, that Licensee may describe itself as the exclusive licensee of the Licensed Products in the License Territory.

19.8	Notwithstanding the provisions in Sec. 19.3 above, HUGO BOSS may enforce its rights under Sec. 13 and 14 and Licensee may enforce its rights under Sec. 14, in any court having competent jurisdiction.

19.9

The English language version of this Agreement shall be the definitive version and any issues that may arise in connection with this Agreement or its interpretation shall be resolved by reference only to that version.

19.10

Any notice to be given pursuant to this Agreement shall be written in English and shall be deemed duly given when sent by reputable overnight international courier including FedEx, UPS or DHL to the respective address first set forth above or by facsimile to the respective facsimile number set forth below confirmed by letter as aforesaid, or to such other address and/or facsimile number as a party hereto may designate by like notice.

To Licensee:            Fax: (41) 32 329 34 01

Attn: General Manager – HUGO BOSS Watches

Copies to:            Fax: (201) 267 8050

Attn: Brand Manager – HUGO BOSS Watches

Attn: Legal Department

To HUGO BOSS: Fax: (49) 7123 94 2018

Attn: General Counsel - Legal Department

Copy to:            Fax: (41) 41 7677 599

Attn: Director Licensing Department

The obligations of either party hereunder, except for the obligations of Licensee to pay license fees, Advertising Fees and other amounts to be paid to HUGO BOSS hereunder, shall be excused for a period equal to the time by which such performance is prevented or delayed as a result of strikes, labor, disputes, acts of God, or any other causes beyond the reasonable control of the party obligated to perform.

Date, 2.3.2012 Place Zug	Date, 24 Feb 2012 Place
Bienne, Switzerland

/s/ Volker Heere /s/ Jan Loewe	/s/ Richard Coté
HUGO BOSS TRADE MARK	MGI Luxury Group S.A.
MANAGEMENT GMBH & CO. KG

/s/ B. Schlegel

Appendix 1

Exclusive license for watches

Country	Trademark	No.	Class	Status
Hong Kong	BO BOSS ORANGE	301414656	14	applied for
Bosnia-Herzegovina	BO BOSS ORANGE	1023719	14	applied for
Korea South	BO BOSS ORANGE	1023719	14	applied for
Antilles	BO BOSS ORANGE	1023719	14	applied for
Liberia	BO BOSS ORANGE	1023719	14	applied for
Oman	BO BOSS ORANGE	1023719	14	applied for
Vietnam	BO BOSS ORANGE	1023719	14	applied for
Serbia	BO BOSS ORANGE	1023719	14	applied for
Georgia	BO BOSS ORANGE	1023719	14	applied for
Kazakhstan	BO BOSS ORANGE	1023719	14	applied for
Iran	BO BOSS ORANGE	1023719	14	applied for
Kenya	BO BOSS ORANGE	1023719	14	applied for
Algeria	BO BOSS ORANGE	1023719	14	applied for
Iceland	BO BOSS ORANGE	1023719	14	applied for
Croatia	BO BOSS ORANGE	1023719	14	applied for
Montenegro	BO BOSS ORANGE	1023719	14	applied for
Liechtenstein	BO BOSS ORANGE	1023719	14	applied for
Syria	BO BOSS ORANGE	1023719	14	applied for
Moldavia	BO BOSS ORANGE	1023719	14	applied for
Bahrain	BO BOSS ORANGE	1023719	14	applied for
Macedonia	BO BOSS ORANGE	1023719	14	applied for
Egypt	BO BOSS ORANGE	1023719	14	applied for
Mozambique	BO BOSS ORANGE	1023719	14	applied for
Morocco	BO BOSS ORANGE	1023719	14	applied for
Ukraine	BO BOSS ORANGE	1023719	14	applied for
Uzbekistan	BO BOSS ORANGE	1023719	14	applied for
Qatar	BO BOSS ORANGE	63659	14	applied for
South Africa	BO BOSS ORANGE	2010/18101	14	applied for
Dominican Republic	BO BOSS ORANGE	2010-19585	14	applied for
Costa Rica	BO BOSS ORANGE	2010-7446	14	applied for
Kosovo	BO BOSS ORANGE	781/10	14	applied for
Surinam	BO BOSS ORANGE	22822	14	applied for
Brazil	BO BOSS ORANGE	830707549	14	applied for
India	BO BOSS ORANGE	2038531	14	applied for
Canada	BO BOSS ORANGE	1499919	14	applied for
Indonesia	BO BOSS ORANGE	39323	14	published
Singapore	BO BOSS ORANGE	A 03662/09	14	published
United Arab Emirates	BO BOSS ORANGE	146169	14	published
Kuwait	BO BOSS ORANGE	114070	14	published
Uruguay	BO BOSS ORANGE	415214	14	published
Lebanon	BO BOSS ORANGE	130564	14	published
Saudi Arabia	BO BOSS ORANGE	158460	14	published
New Zealand	BO BOSS ORANGE	829063	14	published
Argentina	BO BOSS ORANGE	3024370	14	published
St. Lucia	BO BOSS ORANGE	TM/2010/000364	14	published
Malaysia	BO BOSS ORANGE	10020716	14	published
Venezuela	BO BOSS ORANGE	16266-2010	14	published

Appendix 1

Exclusive license for watches

Country	Trademark	No.	Class	Status
Thailand	BO BOSS ORANGE	782922	14	published
Angola	BO BOSS ORANGE	26359/10	14	published
Andorra	BO BOSS ORANGE	29335	14	published
Tunisia	BO BOSS ORANGE	TN/E/2010/02337	14	published
Peru	BOSS	39436	14	registered
Denmark	BOSS	773035	14	registered
Algeria	BOSS	773035	14	registered
Algeria	BOSS	483341	14	registered
Australia	BOSS	461875	14	registered
Bosnia-Herzegovina	BOSS	773035	14	registered
Sweden	BOSS	49221	14	registered
Uruguay	BOSS	352211	14	registered
Slovakia	BOSS	483341	14	registered
Antigua and Barbuda	BOSS	773035	14	registered
Bulgaria	BOSS	773035	14	registered
Kyrgystan	BOSS	773035	14	registered
Israel	BOSS	68301	14	registered
Iceland	BOSS	773035	14	registered
Bosnia-Herzegovina	BOSS	483341	14	registered
Portugal	BOSS	49221	14	registered
Moldavia	BOSS	483341	14	registered
Turkey	BOSS	773035	14	registered
Greece	BOSS	49221	14	registered
Serbia	BOSS	515189	14	registered
France	BOSS	49221	14	registered
Canada	BOSS	526466	14	registered
Albania	BOSS	483341	14	registered
Lithuania	BOSS	773035	14	registered
Ukraine	BOSS	483341	14	registered
Lithuania	BOSS	8430	14	registered
Finland	BOSS	49221	14	registered
Serbia	BOSS	773035	14	registered
Poland	BOSS	66417	14	registered
Switzerland	BOSS	483341	14	registered
Thailand	BOSS	108400	14	registered
Hungary	BOSS	515189	14	registered
Belarus	BOSS	515189	14	registered
Singapore	BOSS	5002/87	14	registered
Kazakhstan	BOSS	483341	14	registered
Moldavia	BOSS	515189	14	registered
France	BOSS	1414947	14	registered
Ukraine	BOSS	515189	14	registered
Estonia	BOSS	773035	14	registered
India	BOSS	944967	14	registered
Spain	BOSS	773035	14	registered
Hungary	BOSS	483341	14	registered
Belarus	BOSS	483341	14	registered

Appendix 1

Exclusive license for watches

Country	Trademark	No.	Class	Status
Czech Republic	BOSS	773035	14	registered
Slovenia	BOSS	200071890	14	registered
Vietnam	BOSS	773035	14	registered
Egypt	BOSS	515189	14	registered
Morocco	BOSS	773035	14	registered
Austria	BOSS	483341	14	registered
Switzerland	BOSS	515189	14	registered
Kenya	BOSS	773035	14	registered
Sweden	BOSS	225178	14	registered
Austria	BOSS	773035	14	registered
Switzerland	BOSS	773035	14	registered
Liechtenstein	BOSS	483341	14	registered
Finland	BOSS	773035	14	registered
Korea South	BOSS	502360	14	registered
Rumania	BOSS	515189	14	registered
Pakistan	BOSS	166062	14	registered
Italy	BOSS	773035	14	registered
Portugal	BOSS	515189	14	registered
Lesotho	BOSS	773035	14	registered
Benelux	BOSS	515189	14	registered
Slovenia	BOSS	483341	14	registered
Slovakia	BOSS	773035	14	registered
Rumania	BOSS	483341	14	registered
Macedonia	BOSS	515189	14	registered
Japan	BOSS	773035	14	registered
Austria	BOSS	515189	14	registered
Denmark	BOSS	49221	14	registered
Taiwan	BOSS	419774	14	registered
Sudan	BOSS	515189	14	registered
Morocco	BOSS	515189	14	registered
Cuba	BOSS	773035	14	registered
South Africa	BOSS	87/3241	14	registered
Curacao	BOSS	674	14	registered
Slovakia	BOSS	515189	14	registered
Italy	BOSS	515189	14	registered
Ireland	BOSS	49221	14	registered
Korea North	BOSS	483341	14	registered
Tadzhikistan	BOSS	483341	14	registered
Kyrgystan	BOSS	483341	14	registered
Kyrgystan	BOSS	515189	14	registered
United Arab Emirates	BOSS	31074	14	registered
Australia	BOSS	773035	14	registered
Haiti	BOSS	D-1658	14	registered
Moldavia	BOSS	773035	14	registered
Swaziland	BOSS	773035	14	registered
Macedonia	BOSS	483341	14	registered
Liberia	BOSS	773035	14	registered

Appendix 1

Exclusive license for watches

Country	Trademark	No.	Class	Status
Honduras	BOSS	81.128	14	registered
Hungary	BOSS	773035	14	registered
Bhutan	BOSS	773035	14	registered
Vietnam	BOSS	483341	14	registered
Canada	BOSS	416215	14	registered
Azerbaidzan	BOSS	773035	14	registered
France	BOSS	515189	14	registered
USA	BOSS	3,303,022	14	registered
France	BOSS	483341	14	registered
Rumania	BOSS	773035	14	registered
Great Britain	BOSS	49221	14	registered
Nicaragua	BOSS	49535	14	registered
USA	BOSS	1,472,180	14	registered
San Marino	BOSS	515189	14	registered
Croatia	BOSS	773035	14	registered
Germany	BOSS	515189	14	registered
Japan	BOSS	2190696	14	registered
Singapore	BOSS	773035	14	registered
Portugal	BOSS	483341	14	registered
Armenia	BOSS	773035	14	registered
Great Britain	BOSS	773035	14	registered
Georgia	BOSS	4102	14	registered
Monaco	BOSS	483341	14	registered
China	BOSS	773035	14	registered
Algeria	BOSS	515189	14	registered
Georgia	BOSS	773035	14	registered
Poland	BOSS	773035	14	registered
Mozambique	BOSS	773035	14	registered
Egypt	BOSS	773035	14	registered
Benelux	BOSS	773035	14	registered
Japan	BOSS	2191582	14	registered
Bosnia-Herzegovina	BOSS	515189	14	registered
Kazakhstan	BOSS	515189	14	registered
Belgium	BOSS	49221	14	registered
Greece	BOSS	78113	14	registered
Ireland	BOSS	132381	14	registered
Kuwait	BOSS	19654	14	registered
Trinidad and Tobago	BOSS	31245	14	registered
Germany	BOSS	1056140	14	registered
Croatia	BOSS	515189	14	registered
Greece	BOSS	773035	14	registered
Macao	BOSS	1702	14	registered
Benelux	BOSS	483341	14	registered
New Zealand	BOSS	169997	14	registered
Monaco	BOSS	773035	14	registered
Slovenia	BOSS	Z-200270103	14	published
Korea North	BOSS	515189	14	registered

Appendix 1

Exclusive license for watches

Country	Trademark	No.	Class	Status
Italy	BOSS	483341	14	registered
Slovenia	BOSS	515189	14	registered
Morocco	BOSS	483341	14	registered
Portugal	BOSS	773035	14	registered
Czech Republic	BOSS	483341	14	registered
Bulgaria	BOSS	515189	14	registered
Uzbekistan	BOSS	483341	14	registered
Mongolia	BOSS	773035	14	registered
San Marino	BOSS	773035	14	registered
Myanmar	BOSS	4/1186/1998	14	registered
Belarus	BOSS	773035	14	registered
Ukraine	BOSS	773035	14	registered
Norway	BOSS	135716	14	registered
France	BOSS	773035	14	registered
Monaco	BOSS	515189	14	registered
Kazakhstan	BOSS	773035	14	registered
Czech Republic	BOSS	515189	14	registered
Australia	BOSS	647105	14	registered
Liechtenstein	BOSS	773035	14	registered
Mongolia	BOSS	515189	14	registered
Sweden	BOSS	773035	14	registered
Spain	BOSS	49221	14	registered
Liechtenstein	BOSS	515189	14	registered
Slovenia	BOSS	773035	14	registered
Cyprus Greek	BOSS	49637	14	registered
Uzbekistan	BOSS	515189	14	registered
Netherlands	BOSS	49221	14	registered
Russia	BOSS	773035	14	registered
Vietnam	BOSS	515189	14	registered
Tadzhikistan	BOSS	515189	14	registered
Spain	BOSS	515189	14	registered
Tadzhikistan	BOSS	773035	14	registered
Turkmenistan	BOSS	773035	14	registered
Serbia	BOSS	483341	14	registered
Russia	BOSS	483341	14	registered
Macedonia	BOSS	773035	14	registered
Jamaica	BOSS	B38806	14	registered
Armenia	BOSS	483341	14	registered
Latvia	BOSS	773035	14	registered
Turkey	BOSS	99252	14	registered
Croatia	BOSS	483341	14	registered
Brazil	BOSS	813467110	14	registered
Austria	BOSS	49221	14	registered
Chile	BOSS	833481	14	registered
Kosovo	BOSS	4899	14	applied for
Slovenia	BOSS	Z-200270103	14	published
Tunisia	BOSS	E080829	14	published

Appendix 1

Exclusive license for watches

Country	Trademark	No.	Class	Status
Vietnam	BOSS	4-2011-16015	14	published
Indonesia	BOSS HUGO BOSS	IDM000200743	14	registered
Myanmar	BOSS HUGO BOSS	4/1184/1998	14	registered
Greece	BOSS HUGO BOSS	106590	14	registered
Lebanon	BOSS HUGO BOSS	118118	14	registered
Mexico	BOSS HUGO BOSS	502193	14	registered
Vietnam	BOSS HUGO BOSS	4-2011-16014	14	published
San Marino	BOSS HUGO BOSS LABEL	754225	14	registered
Tadzhikistan	BOSS HUGO BOSS LABEL	754225	14	registered
Netherlands	BOSS HUGO BOSS LABEL	49262	14	registered
Vietnam	BOSS HUGO BOSS LABEL	606620	14	registered
Sweden	BOSS HUGO BOSS LABEL	754225	14	registered
Ecuador	BOSS HUGO BOSS LABEL	4056-94	14	registered
Switzerland	BOSS HUGO BOSS LABEL	516345	14	registered
France	BOSS HUGO BOSS LABEL	49262	14	registered
Mongolia	BOSS HUGO BOSS LABEL	516345	14	registered
Spain	BOSS HUGO BOSS LABEL	754225	14	registered
Finland	BOSS HUGO BOSS LABEL	754225	14	registered
Belgium	BOSS HUGO BOSS LABEL	49262	14	registered
Italy	BOSS HUGO BOSS LABEL	49262	14	registered
Albania	BOSS HUGO BOSS LABEL	606620	14	registered
Kazakhstan	BOSS HUGO BOSS LABEL	516345	14	registered
Slovakia	BOSS HUGO BOSS LABEL	754225	14	registered
Hungary	BOSS HUGO BOSS LABEL	606620	14	registered
Iran	BOSS HUGO BOSS LABEL	100166	14	registered
France	BOSS HUGO BOSS LABEL	606620	14	registered
San Marino	BOSS HUGO BOSS LABEL	606620	14	registered
Sudan	BOSS HUGO BOSS LABEL	516345	14	registered
Germany	BOSS HUGO BOSS LABEL	2036450	14	registered
Croatia	BOSS HUGO BOSS LABEL	516345	14	registered
Cuba	BOSS HUGO BOSS LABEL	754225	14	registered
Poland	BOSS HUGO BOSS LABEL	606620	14	registered
USA	BOSS HUGO BOSS LABEL	754225	14	published
Macedonia	BOSS HUGO BOSS LABEL	754225	14	registered
Moldavia	BOSS HUGO BOSS LABEL	516345	14	registered
Dominican Republic	BOSS HUGO BOSS LABEL	73784	14	registered
Togo	BOSS HUGO BOSS LABEL	32910	14	registered
Vietnam	BOSS HUGO BOSS LABEL	754225	14	registered
Korea South	BOSS HUGO BOSS LABEL	319338	14	registered
Croatia	BOSS HUGO BOSS LABEL	754225	14	registered
Kazakhstan	BOSS HUGO BOSS LABEL	606620	14	registered
Mexico	BOSS HUGO BOSS LABEL	422852	14	registered
Monaco	BOSS HUGO BOSS LABEL	754225	14	registered
Mexico	BOSS HUGO BOSS LABEL	422851	14	registered
Tadzhikistan	BOSS HUGO BOSS LABEL	516345	14	registered
Barbados	BOSS HUGO BOSS LABEL	81/11740	14	registered
Rumania	BOSS HUGO BOSS LABEL	606620	14	registered

Appendix 1

Exclusive license for watches

Country	Trademark	No.	Class	Status
Gaza	BOSS HUGO BOSS LABEL	7417	14	registered
Kyrgystan	BOSS HUGO BOSS LABEL	754225	14	registered
Vietnam	BOSS HUGO BOSS LABEL	516345	14	registered
Belarus	BOSS HUGO BOSS LABEL	606620	14	registered
Egypt	BOSS HUGO BOSS LABEL	516345	14	registered
Slovakia	BOSS HUGO BOSS LABEL	516345	14	registered
Burkina Faso	BOSS HUGO BOSS LABEL	32910	14	registered
Thailand	BOSS HUGO BOSS LABEL	66840	14	registered
Italy	BOSS HUGO BOSS LABEL	754225	14	registered
Austria	BOSS HUGO BOSS LABEL	754225	14	registered
Japan	BOSS HUGO BOSS LABEL	754225	14	registered
Congo	BOSS HUGO BOSS LABEL	32910	14	registered
Iceland	BOSS HUGO BOSS LABEL	236/1993	14	registered
Uzbekistan	BOSS HUGO BOSS LABEL	754225	14	registered
Cyprus Greek	BOSS HUGO BOSS LABEL	39326	14	registered
Oman	BOSS HUGO BOSS LABEL	23787	14	registered
Lithuania	BOSS HUGO BOSS LABEL	754225	14	registered
Benelux	BOSS HUGO BOSS LABEL	606620	14	registered
Liechtenstein	BOSS HUGO BOSS LABEL	754225	14	registered
Costa Rica	BOSS HUGO BOSS LABEL	88091	14	registered
Finland	BOSS HUGO BOSS LABEL	134230	14	registered
Portugal	BOSS HUGO BOSS LABEL	49262	14	registered
Russia	BOSS HUGO BOSS LABEL	247287	14	registered
Rumania	BOSS HUGO BOSS LABEL	754225	14	registered
Bulgaria	BOSS HUGO BOSS LABEL	606620	14	registered
Cuba	BOSS HUGO BOSS LABEL	606620	14	registered
Macao	BOSS HUGO BOSS LABEL	13018	14	registered
Czech Republic	BOSS HUGO BOSS LABEL	754225	14	registered
Bhutan	BOSS HUGO BOSS LABEL	754225	14	registered
Andorra	BOSS HUGO BOSS LABEL	21658	14	registered
Korea North	BOSS HUGO BOSS LABEL	606620	14	registered
Turkey	BOSS HUGO BOSS LABEL	754225	14	registered
Macedonia	BOSS HUGO BOSS LABEL	606620	14	registered
Mongolia	BOSS HUGO BOSS LABEL	606620	14	registered
Jamaica	BOSS HUGO BOSS LABEL	B39835	14	registered
Bosnia-Herzegovina	BOSS HUGO BOSS LABEL	516345	14	registered
Germany	BOSS HUGO BOSS LABEL	1108880	14	registered
China	BOSS HUGO BOSS LABEL	550975	14	registered
Great Britain	BOSS HUGO BOSS LABEL	49262	14	registered
Germany	BOSS HUGO BOSS LABEL	1185466	14	registered
Germany	BOSS HUGO BOSS LABEL	49262	14	registered
Albania	BOSS HUGO BOSS LABEL	754225	14	registered
Greece	BOSS HUGO BOSS LABEL	754225	14	registered
Luxembourg	BOSS HUGO BOSS LABEL	49262	14	registered
France	BOSS HUGO BOSS LABEL	754225	14	registered
Ivory Coast	BOSS HUGO BOSS LABEL	32910	14	registered
Portugal	BOSS HUGO BOSS LABEL	754225	14	registered

Appendix 1

Exclusive license for watches

Country	Trademark	No.	Class	Status
China	BOSS HUGO BOSS LABEL	1290449	14	registered
Spain	BOSS HUGO BOSS LABEL	606620	14	registered
Macedonia	BOSS HUGO BOSS LABEL	516345	14	registered
Portugal	BOSS HUGO BOSS LABEL	516345	14	registered
Guatemala	BOSS HUGO BOSS LABEL	77108	14	registered
Great Britain	BOSS HUGO BOSS LABEL	754225	14	registered
Liechtenstein	BOSS HUGO BOSS LABEL	516345	14	registered
Kazakhstan	BOSS HUGO BOSS LABEL	754225	14	registered
Sweden	BOSS HUGO BOSS LABEL	49262	14	registered
Poland	BOSS HUGO BOSS LABEL	754225	14	registered
Bahrain	BOSS HUGO BOSS LABEL	16962	14	registered
Hungary	BOSS HUGO BOSS LABEL	516345	14	registered
Croatia	BOSS HUGO BOSS LABEL	606620	14	registered
Ghana	BOSS HUGO BOSS LABEL	31828	14	registered
Peru	BOSS HUGO BOSS LABEL	13715	14	registered
Chile	BOSS HUGO BOSS LABEL	646494	14	registered
China	BOSS HUGO BOSS LABEL	754225	14	registered
Antigua and Barbuda	BOSS HUGO BOSS LABEL	754225	14	registered
Russia	BOSS HUGO BOSS LABEL	754225	14	registered
Czech Republic	BOSS HUGO BOSS LABEL	516345	14	registered
China	BOSS HUGO BOSS LABEL	606620	14	registered
Ukraine	BOSS HUGO BOSS LABEL	754225	14	registered
Greece	BOSS HUGO BOSS LABEL	49262	14	registered
Italy	BOSS HUGO BOSS LABEL	606620	14	registered
Algeria	BOSS HUGO BOSS LABEL	606620	14	registered
Colombia	BOSS HUGO BOSS LABEL	159326	14	registered
Equatorial Guinea	BOSS HUGO BOSS LABEL	32910	14	registered
Spain	BOSS HUGO BOSS LABEL	516345	14	registered
Chile	BOSS HUGO BOSS LABEL	392343	14	registered
Singapore	BOSS HUGO BOSS LABEL	754225	14	registered
Austria	BOSS HUGO BOSS LABEL	606620	14	registered
Central African Republic	BOSS HUGO BOSS LABEL	32910	14	registered
Serbia	BOSS HUGO BOSS LABEL	606620	14	registered
Cuba	BOSS HUGO BOSS LABEL	550975	14	registered
Liechtenstein	BOSS HUGO BOSS LABEL	606620	14	registered
Jordan	BOSS HUGO BOSS LABEL	33480	14	registered
Iceland	BOSS HUGO BOSS LABEL	754225	14	registered
Rumania	BOSS HUGO BOSS LABEL	516345	14	registered
Saudi Arabia	BOSS HUGO BOSS LABEL	638/23	14	registered
Serbia	BOSS HUGO BOSS LABEL	516345	14	registered
Moldavia	BOSS HUGO BOSS LABEL	754225	14	registered
Hong Kong	BOSS HUGO BOSS LABEL	01161/2000	14	registered
Lesotho	BOSS HUGO BOSS LABEL	754225	14	registered
United Arab Emirates	BOSS HUGO BOSS LABEL	23105	14	registered
Italy	BOSS HUGO BOSS LABEL	516345	14	registered
Benelux	BOSS HUGO BOSS LABEL	516345	14	registered
Gabon	BOSS HUGO BOSS LABEL	32910	14	registered

Appendix 1

Exclusive license for watches

Country	Trademark	No.	Class	Status
Slovenia	BOSS HUGO BOSS LABEL	606620	14	registered
Latvia	BOSS HUGO BOSS LABEL	M16783	14	registered
Korea North	BOSS HUGO BOSS LABEL	516345	14	registered
Uruguay	BOSS HUGO BOSS LABEL	351727	14	registered
Sierra Leone	BOSS HUGO BOSS LABEL	754225	14	registered
Uzbekistan	BOSS HUGO BOSS LABEL	516345	14	registered
Sweden	BOSS HUGO BOSS LABEL	319458	14	registered
Indonesia	BOSS HUGO BOSS LABEL	IDM000200744	14	registered
Chile	BOSS HUGO BOSS LABEL	646495	14	registered
Malaysia	BOSS HUGO BOSS LABEL	93/09121	14	registered
Turkmenistan	BOSS HUGO BOSS LABEL	754225	14	registered
Norway	BOSS HUGO BOSS LABEL	754225	14	registered
Monaco	BOSS HUGO BOSS LABEL	606620	14	registered
Pakistan	BOSS HUGO BOSS LABEL	166059	14	registered
Austria	BOSS HUGO BOSS LABEL	516345	14	registered
Azerbaidzan	BOSS HUGO BOSS LABEL	754225	14	registered
Denmark	BOSS HUGO BOSS LABEL	49262	14	registered
Denmark	BOSS HUGO BOSS LABEL	03.620/1996	14	registered
Curacao	BOSS HUGO BOSS LABEL	673	14	registered
Morocco	BOSS HUGO BOSS LABEL	754225	14	registered
Bulgaria	BOSS HUGO BOSS LABEL	516345	14	registered
Czech Republic	BOSS HUGO BOSS LABEL	606620	14	registered
Brazil	BOSS HUGO BOSS LABEL	200029193	14	registered
Namibia	BOSS HUGO BOSS LABEL	02/0661	14	registered
San Marino	BOSS HUGO BOSS LABEL	516345	14	registered
Lithuania	BOSS HUGO BOSS LABEL	8947	14	registered
Mongolia	BOSS HUGO BOSS LABEL	754225	14	registered
Slovenia	BOSS HUGO BOSS LABEL	754225	14	registered
Switzerland	BOSS HUGO BOSS LABEL	606620	14	registered
Benelux	BOSS HUGO BOSS LABEL	754225	14	registered
France	BOSS HUGO BOSS LABEL	516345	14	registered
Morocco	BOSS HUGO BOSS LABEL	606620	14	registered
Hungary	BOSS HUGO BOSS LABEL	754225	14	registered
Norway	BOSS HUGO BOSS LABEL	166036	14	registered
Slovakia	BOSS HUGO BOSS LABEL	606620	14	registered
Liberia	BOSS HUGO BOSS LABEL	754225	14	registered
Finland	BOSS HUGO BOSS LABEL	49262	14	registered
Bolivia	BOSS HUGO BOSS LABEL	65335-A	14	registered
Malta	BOSS HUGO BOSS LABEL	22725	14	registered
Qatar	BOSS HUGO BOSS LABEL	24085	14	registered
Mali	BOSS HUGO BOSS LABEL	32910	14	registered
Chad	BOSS HUGO BOSS LABEL	32910	14	registered
Algeria	BOSS HUGO BOSS LABEL	516345	14	registered
Denmark	BOSS HUGO BOSS LABEL	754225	14	registered
Egypt	BOSS HUGO BOSS LABEL	754225	14	registered
Trinidad and Tobago	BOSS HUGO BOSS LABEL	31244	14	registered
Estonia	BOSS HUGO BOSS LABEL	754225	14	registered

Appendix 1

Exclusive license for watches

Country	Trademark	No.	Class	Status
Kyrgystan	BOSS HUGO BOSS LABEL	516345	14	registered
Indonesia	BOSS HUGO BOSS LABEL	330827	14	registered
Bahamas	BOSS HUGO BOSS LABEL	16180	14	registered
Panama	BOSS HUGO BOSS LABEL	70279	14	registered
Georgia	BOSS HUGO BOSS LABEL	832	14	registered
Poland	BOSS HUGO BOSS LABEL	584899	14	registered
Serbia	BOSS HUGO BOSS LABEL	754225	14	registered
Philippines	BOSS HUGO BOSS LABEL	63703	14	registered
Mexico	BOSS HUGO BOSS LABEL	422853	14	registered
Austria	BOSS HUGO BOSS LABEL	49262	14	registered
Bermuda	BOSS HUGO BOSS LABEL	25579	14	registered
Morocco	BOSS HUGO BOSS LABEL	516345	14	registered
Switzerland	BOSS HUGO BOSS LABEL	754225	14	registered
Monaco	BOSS HUGO BOSS LABEL	516345	14	registered
Swaziland	BOSS HUGO BOSS LABEL	754225	14	registered
Armenia	BOSS HUGO BOSS LABEL	754225	14	registered
Kenya	BOSS HUGO BOSS LABEL	51901	14	registered
Brazil	BOSS HUGO BOSS LABEL	813467160	14	registered
Estonia	BOSS HUGO BOSS LABEL	45463	14	registered
Ukraine	BOSS HUGO BOSS LABEL	516345	14	registered
Sudan	BOSS HUGO BOSS LABEL	606620	14	registered
Paraguay	BOSS HUGO BOSS LABEL	270171	14	registered
Yemen	BOSS HUGO BOSS LABEL	14049	14	registered
Georgia	BOSS HUGO BOSS LABEL	754225	14	registered
Bulgaria	BOSS HUGO BOSS LABEL	754225	14	registered
Venezuela	BOSS HUGO BOSS LABEL	P232339	14	registered
Mauretania	BOSS HUGO BOSS LABEL	32910	14	registered
Latvia	BOSS HUGO BOSS LABEL	754225	14	registered
Ireland	BOSS HUGO BOSS LABEL	49262	14	registered
Hong Kong	BOSS HUGO BOSS LABEL	17951/2002	14	applied for
Kosovo	BOSS HUGO BOSS LABEL	4897	14	applied for
USA	BOSS HUGO BOSS LABEL	754225	14	published
Angola	BOSS HUGO BOSS LABEL	15002/06	14	published
Tunisia	BOSS HUGO BOSS LABEL	E080830	14	published
Vietnam	BOSS HUGO BOSS LABEL	4-2011-16016	14	published
Portugal	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Great Britain	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Mexico	BOSS HUGO BOSS (white on black background)	775800	14	registered
Belgium	BOSS HUGO BOSS (white on black background)	2860377	14	registered
China	BOSS HUGO BOSS (white on black background)	785514	14	registered
Brazil	BOSS HUGO BOSS (white on black background)	824840100	14	registered
Greece	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Canada	BOSS HUGO BOSS (white on black background)	659029	14	registered
Spain	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Denmark	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Luxembourg	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Ireland	BOSS HUGO BOSS (white on black background)	2860377	14	registered

Appendix 1

Exclusive license for watches

Country	Trademark	No.	Class	Status
Germany	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Italy	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Taiwan	BOSS HUGO BOSS (white on black background)	1063553	14	registered
Netherlands	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Finland	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Austria	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Germany	BOSS HUGO BOSS (white on black background)	30205552	14	registered
France	BOSS HUGO BOSS (white on black background)	2860377	14	registered
Hong Kong	BOSS HUGO BOSS LABEL (Orange square)	300973981	14	applied for
Malaysia	BOSS HUGO BOSS LABEL (Orange square)	7021715	14	applied for
Angola	BOSS HUGO BOSS LABEL (Orange square)	15007/06	14	published
Canada	BOSS HUGO BOSS LABEL (Orange square)	1367581	14	published
Indonesia	BOSS HUGO BOSS LABEL (Orange square)	D00-2007-035729	14	published

Appendix 2

Non-exclusive license for watches

Country	Trademark	No.	Class	Status
Czech Republic	HUGO BOSS	482758	14	registered
Georgia	HUGO BOSS	831	14	registered
Turkey	HUGO BOSS	99522	14	registered
Korea North	HUGO BOSS	513257	14	registered
Ireland	HUGO BOSS	132376	14	registered
Switzerland	HUGO BOSS	482758	14	registered
Portugal	HUGO BOSS	49254	14	registered
Moldavia	HUGO BOSS	482758	14	registered
Poland	HUGO BOSS	66418	14	registered
Italy	HUGO BOSS	513257	14	registered
Kyrgystan	HUGO BOSS	482758	14	registered
Spain	HUGO BOSS	49254	14	registered
Tadzhikistan	HUGO BOSS	513257	14	registered
Liechtenstein	HUGO BOSS	513257	14	registered
Canada	HUGO BOSS	455614	14	registered
Uzbekistan	HUGO BOSS	513257	14	registered
Austria	HUGO BOSS	49254	14	registered
Egypt	HUGO BOSS	513257	14	registered
Great Britain	HUGO BOSS	1298756	14	registered
France	HUGO BOSS	49254	14	registered
Kazakhstan	HUGO BOSS	513257	14	registered
Monaco	HUGO BOSS	513257	14	registered
Liechtenstein	HUGO BOSS	482758	14	registered
Belarus	HUGO BOSS	482758	14	registered
Tadzhikistan	HUGO BOSS	482758	14	registered
Monaco	HUGO BOSS	482758	14	registered
Austria	HUGO BOSS	482758	14	registered
Kyrgystan	HUGO BOSS	513257	14	registered
Spain	HUGO BOSS	482758	14	registered
Portugal	HUGO BOSS	513257	14	registered
Denmark	HUGO BOSS	VR199002905	14	registered
France	HUGO BOSS	482758	14	registered
Morocco	HUGO BOSS	513257	14	registered
Denmark	HUGO BOSS	03.428/1991	14	registered
Armenia	HUGO BOSS	482758	14	registered
Vietnam	HUGO BOSS	513257	14	registered
Australia	HUGO BOSS	461881	14	registered
Finland	HUGO BOSS	125853	14	registered

Appendix 2

Non-exclusive license for watches

Country	Trademark	No.	Class	Status
Hungary	HUGO BOSS	513257	14	registered
Norway	HUGO BOSS	136013	14	registered
Great Britain	HUGO BOSS	49254	14	registered
Sweden	HUGO BOSS	49254	14	registered
Ukraine	HUGO BOSS	513257	14	registered
Switzerland	HUGO BOSS	513257	14	registered
Chile	HUGO BOSS	837205	14	registered
Denmark	HUGO BOSS	49254	14	registered
Singapore	HUGO BOSS	5007/87	14	registered
Belarus	HUGO BOSS	513257	14	registered
Latvia	HUGO BOSS	M16782	14	registered
Israel	HUGO BOSS	68296	14	registered
Czech Republic	HUGO BOSS	513257	14	registered
USA	HUGO BOSS	3,013,444	14	registered
Morocco	HUGO BOSS	482758	14	registered
Kuwait	HUGO BOSS	19657	14	registered
Slovakia	HUGO BOSS	513257	14	registered
Netherlands	HUGO BOSS	49254	14	registered
Ireland	HUGO BOSS	49254	14	registered
Kazakhstan	HUGO BOSS	482758	14	registered
Macedonia	HUGO BOSS	513257	14	registered
Myanmar	HUGO BOSS	4/1183/1998	14	registered
Croatia	HUGO BOSS	482758	14	registered
Finland	HUGO BOSS	49254	14	registered
Uruguay	HUGO BOSS	351755	14	registered
Sudan	HUGO BOSS	513257	14	registered
South Africa	HUGO BOSS	87/3236	14	registered
Australia	HUGO BOSS	647111	14	registered
Algeria	HUGO BOSS	513257	14	registered
Croatia	HUGO BOSS	513257	14	registered
Serbia	HUGO BOSS	513257	14	registered
Japan	HUGO BOSS	2242045	14	registered
Slovakia	HUGO BOSS	482758	14	registered
Spain	HUGO BOSS	513257	14	registered
Uzbekistan	HUGO BOSS	482758	14	registered
Hong Kong	HUGO BOSS	13601/1999	14	registered
Hungary	HUGO BOSS	482758	14	registered
Rumania	HUGO BOSS	513257	14	registered

Appendix 2

Non-exclusive license for watches

Country	Trademark	No.	Class	Status
Slovenia	HUGO BOSS	482758	14	registered
Rumania	HUGO BOSS	482758	14	registered
Germany	HUGO BOSS	1103572	14	registered
Algeria	HUGO BOSS	482758	14	registered
San Marino	HUGO BOSS	513257	14	registered
Andorra	HUGO BOSS	21656	14	registered
Italy	HUGO BOSS	49254	14	registered
Bosnia-Herzegovina	HUGO BOSS	513257	14	registered
France	HUGO BOSS	1414944	14	registered
San Marino	HUGO BOSS	482758	14	registered
Portugal	HUGO BOSS	482758	14	registered
Thailand	HUGO BOSS	Kor333489	14	registered
Germany	HUGO BOSS	1056562	14	registered
Belgium	HUGO BOSS	49254	14	registered
Lithuania	HUGO BOSS	8429	14	registered
Serbia	HUGO BOSS	482758	14	registered
France	HUGO BOSS	513257	14	registered
Luxembourg	HUGO BOSS	49254	14	registered
Italy	HUGO BOSS	482758	14	registered
Vietnam	HUGO BOSS	482758	14	registered
Taiwan	HUGO BOSS	419767	14	registered
Ukraine	HUGO BOSS	482758	14	registered
Germany	HUGO BOSS	49254	14	registered
Benelux	HUGO BOSS	482758	14	registered
Egypt	HUGO BOSS	482758	14	registered
Greece	HUGO BOSS	49254	14	registered
Greece	HUGO BOSS	88319	14	registered
New Zealand	HUGO BOSS	170002	14	registered
Canada	HUGO BOSS	525362	14	registered
Kosovo	HUGO BOSS	4889	14	applied for
Vietnam	HUGO BOSS	4-2011-16013	14	published

GAR	HUGO BOSS	WATCHES

APPENDIX 3

GAR

General Acceptance Requirements

&

Confidentiality Agreement

1

GAR	HUGO BOSS	WATCHES

CONTACTS

SWITZERLAND

MGI LUXURY GROUP S.A.

Engineering

Heinz Steiger

Rue de Nidau 35

CH-2501 Bienne, Switzerland

Tel 41 32/ 329 34 00 / Direct 41 32/ 329 35 10

Email: hsteiger@movado.ch

FAR EAST

Swissam Products Ltd.

Engineering

Raymond Chung

1406 World Finance Centre

North Tower, Harbour City

Tsimshatsui, Kowloon

Hong Kong

Tel (852) 2736-0564 / Direct

E-mail: rchung@movadogroup.com

EDITION

Edited by MOVADO Group Engineering, Switzerland

Languages: English

First Edition 2004

MGI Engineering

December

2004

All rights reserved. No part of this GAR may be reproduced or transferred in any form or by any means, electronic or mechanical, including photocopying, recording, or by any information storage and retrieval system, without permission in writing from MOVADO Group.

MGI Engineering	December 2004

2

GAR	HUGO BOSS	WATCHES

TABLE OF CONTENT

INTRODUCTION		5

1.	CASE	7

2.	DIAL & HANDS	16

3.	BRACELET	21

4	STRAP	34

5	BUCKLE	39

6	MOVEMENT	41

7	DIAMOND	42

8	PLATING	45

9	COMPLETE WATCHES	47

10	QUALITY	50

11	PRE – SHIPMENT INSPECTION	54

12	CONFIDENTIALITY AGREEMENT	55

	QUICK CHECK GAR	58

	GAR UPDATES	59

MGI Engineering	December 2004

3

GAR	HUGO BOSS	WATCHES

MGI Engineering	December 2004

4

GAR	HUGO BOSS	WATCHES

INTRODUCTION

The purpose of this GAR (General Acceptance Requirements) is to maximize engineering responsibilities and activities with suppliers. This GAR will help to encourage and maintain a mutual understanding between Movado Group and suppliers.

GAR and specifications serve as a guideline and will be updated regularly in order to give the greatest input for product requirements.

For new product development, Movado Group will, provide for the suppliers, additional product specifications if necessary.

To assure a good functioning of the engineering, rules and responsibilities as outlined in this GAR have to be respected by all parties involved.

An important factor is also Modularity. MG requests the supplier to use standardized components as outlined in this GAR. As a general rule, MG must approve deviations from those standards.

Suppliers are always requested to sign off on GAR updates, this to avoid misunderstandings.

CONFIDENTIALITY

This is a confidential document. Under no circumstances are copies to be made without the written approval of MGI.

The vendor must keep in confidence all designs and technical specifications of the product line. Under no circumstances is the vendor allowed to show dials and other materials made for MGI as samples to a third party.

MGI Engineering	December 2004

5

GAR	HUGO BOSS	WATCHES

MGI Engineering	December 2004

6

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

GAR	HUGO BOSS	WATCHES

12 CONFIDENTIALITY AGREEMENT

THIS AGREEMENT made this      day of                      200 by and between                                         , a corporation organized and existing under the laws of                      having offices at                                          (hereafter called the << Corporation >>), and Movado Group, Inc., a corporation organized and existing under the laws of the State of New Jersey, having offices at 650 From Road, Paramus, N. J. 07652 (hereafter called MGI).

12.1 WITNESSETH

Whereas, the parties contemplate establishing a business relationship for the purpose of the Corporation manufacturing, producing, and supplying to MGI fully assembled watches and component parts therefore, bearing or to be sold by MGI or certain of its affiliates under the trademark Hugo Boss or such other trademarks owned by Hugo Boss Trademark Management Gmbh & Co., which will make it necessary and desirable that MGI disclose to the Corporation confidential information, including all knowledge and data which is made available by MGI or developed in the course of the parties’ business relationship, proprietary to the MGI (hereinafter called the “Information”) concerning current, future or proposed watch designs, ideas, prints, sketches, samples, models, drawings, specifications, production quantities, costs, customers, know how and the like relating to such product or products or to MGI’s business or potential interest;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree:

1. The Corporation, upon receiving the Information from MGI, shall not communicate such Information to any third party and shall use its best efforts and take all necessary precautions to prevent inadvertent disclosures of such Information to any third party.

2. The Corporation shall neither use the Information for its own account nor circulate it within its own organization except to the extent necessary for:

a)	Negotiations, discussions and consultations with personnel or authorized representatives of MGI or the Corporation;

b)	Supplying MGI with goods or services at its order;

c)	Preparing bids, estimates and proposals for submission to MGI; and

d)	Any purpose MGI may hereunder authorize in writing

The Corporation agrees that if the Information is circulated pursuant to the foregoing provisions (a) through (d), any person receiving the Information shall be directed and required by the Corporation to maintain the Information in confidence. The Corporation shall use its best efforts and take all necessary precautions to prevent inadvertent disclosure of the Information and shall not manufacture or permit any third party to manufacture any goods employing or adopted from any of such Information or the Trademarks.

3. The obligations of Paragraphs 1 and 2 hereof shall terminate with respect to any particular portion of the Information when the Corporation can document that it was in the public domain at the time of its disclosure.

MGI Engineering	55	December 2004

GAR	HUGO BOSS	WATCHES

4.

All materials, including, without limitation, documents, drawings, models, apparatus, sketches, designs, and lists, furnished to the Corporation by or on behalf of MGI shall remain the property of, and shall be returned upon demand to, MGI together with all copies made thereof.

5.

Because the Information revealed by MGI to the Corporation under this Agreement is unique and proprietary to MGI and MGI does not have an adequate remedy at law to protect its interests, the Corporation agrees that MGI shall be entitled to injunctive relief, in addition to such emedies and relief that would, in the event of a breach, be available to it.

6.	This Agreement shall be construed in accordance with the laws of the State of New Jersey.

7. In the event this Agreement is also executed by one or more individuals as a guarantor or guarantors of the performance by the Corporation of its obligations hereunder, then each of such individual(s) (“Guarantor”) hereby guaranties the performance by the Corporation of its obligations hereunder, such guaranty being an absolute and continuing guaranty of erformance, and Guarantor shall be personally liable for any violation by the Corporation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

MOVADO GROUP, INC.

By:

Name:

Title:

CORPORATION

By:

Name:

Title:

GUARANTOR

By:

Name:

MGI Engineering	56	December 2004

GAR	HUGO BOSS	WATCHES

REMARKS

MGI Engineering	57	December 2004

GAR	HUGO BOSS	WATCHES

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

MGI ENGINEERING	58	December 2004

GAR	HUGO BOSS	WATCHES

GAR UPDATES

REF	COMPONENT	ITEM	GAR UPDATES REASON	DESCRIPTION OF CHANGE	DATE

MGI ENGINEERING	59	December 2004

GAR	HUGO BOSS	WATCHES

MOVADO GROUP

ENGINEERING

Nidaustrasse 35 2501 Biel/Bienne Switzerland

HUGO BOSS Social Standards

1.	Introduction

The following Social Standards stipulate fundamental rights for the employees of HUGO BOSS and its suppliers and contain guidelines for environmental protection.

They are based on the International Labor Organization Conventions (ILO) and the United Nations Universal Declaration of Human Rights. It is imperative that all suppliers comply with them. HUGO BOSS reserves the right to alter these Social Standards whenever reasonable amendments are necessary.

The requirements and obligations under these Social Standards apply to all persons employed by the supplier irrespective of whether they are permanent employees, home workers or have a status that is otherwise comparable to permanent employment.

The supplier is obliged to duly inform the persons employed about their rights and duties under the Social Standards and about their rights and duties as employees under the applicable national law. In addition, he will appoint one of his employees to be in charge of implementing the Social Standards and will notify HUGO BOSS of such person’s name.

The supplier will also be obliged to inform his subcontractors and sub-suppliers about the HUGO BOSS Social Standards and to monitor compliance with them in an appropriate manner.

The supplier must document in writing all significant activities undertaken to comply with the Social Standards.

2.	Guidelines

2.1	Compliance with National Laws and the Social Standards

The supplier is obliged to comply with the national labor and social welfare legislation relevant at each of his production locations.

In addition, the Social Standards set the minimum standard to be applied. In the event that the goals of national legislation coincide with those embodied in the Social Standards, the provision that provides the greatest protection for employees shall prevail.

2.2 Child Labor

The supplier undertakes not to employ any children. The minimum age for the commencement of employment is 15 years; however, no person may commence employment before he or she has reached the age at which school attendance ceases to be compulsory. In addition, the supplier must ensure that employees under the age of 18 do not perform work that is dangerous, in particular work which would interfere with their education and training or their health or their physical, mental, intellectual, moral or social development.

2.3	Forced Labor

No person may be employed or compelled to work against his or her will. In particular, suppliers may in no way use forced laborers, indentured servants, slaves or prisoners. Employees may not be restricted in their freedom of movement either during or after working hours.

Employees may only be required to deposit documents with the supplier that the law requires to be deposited in order to establish and maintain an employment relationship. Suppliers may not require their employees to furnish a “security deposit”. Nor may they retain employees’ identification papers. Employees must be able to terminate their employment at any time by giving due notice.

2.4	Humane Working Conditions

The supplier must respect the personal dignity, privacy and rights of personality of each individual. All forms of physical, psychological, sexual or verbal harassment, physical abuse as well as every form of intimidation or exploitation are prohibited. Disciplinary measures must comply with national labor law and internationally accepted standards of human rights.

2.5	Prohibition of Discrimination

All employees must receive equal treatment and opportunities regardless of their race, skin color, gender, age, social, ethnic or national origin, faith, affiliation with employee organizations (including trade unions), political opinions, sexual orientation, marital status or any personal disability or any other personal characteristics.

2.6	Maximum Working Hours and Minimum Annual Leave

Suppliers must comply with the relevant national legislation governing working hours. In the event that national law contains no such provisions or is less stringent than the relevant provisions of the ILO Conventions, the normal working week will be limited to 48 hours. The working week (including overtime) may not exceed 60 hours. A working day (including overtime) may not exceed 12 hours.

Employees must be allowed at least one uninterrupted day of leave (24 hours) after six consecutive working days. In addition, every employee is entitled to the minimum statutory leave entitlement.

2.7	Compensation

The supplier must compensate his employees for their services either in cash or in kind at the discretion of the employee. Such compensation must be sufficient to support the employees and their families, but must be in an amount equivalent to at least as much as the minimum statutory wage applicable in the country where the production takes place. Salaries and wages must be paid out at least once a month. Information regarding their employment contracts and pay slips must be given to employees in writing.

The overtime rates prescribed by law must be paid for overtime worked.

Amounts in excess of legally mandated withholding amounts may not be deducted from the wages of employees without their explicit consent, in particular not for punitive or disciplinary reasons.

2.8 Health and Safety

The supplier is responsible for the health and safety of his employees at work. He must provide them with a safe and hygienic working environment and take the most effective measures possible to prevent accidents and occupational diseases.

Main areas of attention shall be on fire, machinery and chemical safety. Escape routes and safety exits shall be clearly identified, well-lit and free from obstructions. Evacuation plans must be prepared and the supplier must conduct evacuation exercises for employees regularly. Fire-fighting equipment must be available and personal protection equipment shall be provided for machineries and handling of hazardous substances. All measures must be documented by the supplier.

The preceding provisions also apply to recreational areas and accommodation for employees if the supplier makes such facilities available.

2.9 Freedom of Association and Collective Bargaining

The right of employees to establish or join the organizations of their choice and conduct negotiations as a group must be respected.

However, in any case a system of Grievance shall be in place for the employees.

2.10	Environmental Protection

The supplier must comply with all environmental rules and regulations that apply in the country of production. In particular, the procedures and standards applied in the disposal of waste, the handling and disposal of chemicals and other hazardous substances as well as in the handling of emissions and waste water must at least comply with the minimum statutory requirements. The supplier is required to continuously work on reducing and avoiding environmental pollution, and to ensure that he uses natural resources as efficiently as possible.

3.	Right to Inspection

The supplier agrees that HUGO BOSS may, at any time, without prior notice verify during normal business hours that the supplier or its affiliates which produce for HUGO BOSS are complying with the Social Standards or have compliance verified by one or more individuals or organizations designated by HUGO BOSS. HUGO BOSS may choose such inspectors at its sole discretion. Inspectors must present proof of authorization by HUGO BOSS upon their arrival. As a rule HUGO BOSS bears the costs of such audits. Notwithstanding the foregoing the supplier shall bear the costs of any follow up audit if the result of an audit is risky or insufficient.

4.	Sanctions

When imposing sanctions, HUGO BOSS will always consider the circumstances of the individual case and the seriousness of the violation.

If HUGO BOSS determines that the supplier has violated one of the above provisions, it will notify the supplier of the violation and, as a rule, grant him a reasonable time to correct it. The length of time granted for correcting the violation will depend essentially on the nature of the necessary correction measures. If the supplier does not correct the violation in spite of being given a reasonable time to do so, HUGO BOSS may, without further notice, terminate the contractual relationship with immediate effect and remove all of the materials which were made available by it for processing.

In addition, HUGO BOSS reserves the right to terminate its business relationship with the supplier if the supplier commits a serious violation of these Standards or repeatedly violates these provisions. A serious violation includes in particular using child labor or forced labor or unreasonably obstructing an inspection pursuant to paragraph 1 of section 3.

Furthermore, HUGO BOSS reserves the right to claim compensation from the supplier for damages arising from the violation.

Metzingen,
Date	Place and Date

HUGO BOSS	Supplier

APPENDIX 4

H U G O B O S S

HUGO BOSS Watches – Contract Financials

*

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

HUGO BOSS	06-Feb-2012 1/1

APPENDIX 5

MONTHLY REPORTS

- preliminary figures -

TURNOVER BRAND/LINE/GENDER PER COUNTRY (in CHF)

Month Country	Brand/Line/Gender	January	February	March	1st Quarter	April	May	June	2nd Quarter	July	August	September	3rd Quarter	October	November	December	4th Quarter	Turnover Total	Share in %	year to date previous year	Change in %
Austria	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Austria	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Finland	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
France	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
France	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
France	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
France	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
France	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
France	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
France	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Germany	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Greece	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

TURNOVER BRAND/LINE/GENDER PER COUNTRY (in CHF)

Ireland	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Israel	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Norway	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Poland	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Russia	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Spain	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!

TURNOVER BRAND/LINE/GENDER PER COUNTRY (in CHF)

Turkey	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

EUROPE	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Black Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Black Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Black Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Orange Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Orange Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Orange Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

USA	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
USA	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Canada	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Chile	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

TURNOVER BRAND/LINE/GENDER PER COUNTRY (in CHF)

Venezuela	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

AMERICA	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Black Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Black Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Black Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Orange Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Orange Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Orange Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

Australia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Australia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
China	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
China	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
China	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
China	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
China	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
China	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
China	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Guam	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
India	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
India	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
India	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
India	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
India	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
India	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
India	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Japan	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	BOSS Orange Men
Korea	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Korea	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

TURNOVER BRAND/LINE/GENDER PER COUNTRY (in CHF)

New Guinea	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Black Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Black Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Black Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Orange Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Orange Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Orange Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

Africa	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Africa	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Iran	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

TURNOVER BRAND/LINE/GENDER PER COUNTRY (in CHF)

Israel	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Israel	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Syria	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Others	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Black Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Black Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Black Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Orange Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Orange Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Orange Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TURNOVER BRAND/LINE/GENDER PER COUNTRY (in CHF)

TOTAL WW	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Black Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Black Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Black Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Orange Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Orange Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Orange Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

SALES BRAND/LINE/GENDER PER COUNTRY (in Pieces)

Month Country	Brand/ Line/ Gender	January	February	March	1st Quarter	April	May	June	2nd Quarter	July	August	September	3rd Quarter	October	November	December	4th Quarter	Sales Total	Share in %	year to date previous year	Change in %
Austria	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Austria	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Finland	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
France	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
France	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
France	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
France	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
France	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
France	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
France	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Germany	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Greece	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

SALES BRAND/LINE/GENDER PER COUNTRY (in Pieces)

Ireland	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Ireland	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Israel	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Israel	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Lativa	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Lithuania	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Luxembourg	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Netherlands	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Norway	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Norway	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Poland	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Poland	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Portugal	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Russia	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Russia	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Spain	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Spain	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Sweden	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Black Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Black Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Black Men				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Orange Total				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Orange Women				0				0				0				0	0	#DIV/0!	#DIV/0!
Switzerland	BOSS Orange Men				0				0				0				0	0	#DIV/0!	#DIV/0!

SALES BRAND/LINE/GENDER PER COUNTRY (in Pieces)

Turkey	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

EUROPE	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Black Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Black Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Black Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Orange Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Orange Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

EUROPE	BOSS Orange Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

USA	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
USA	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Canada	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Chile	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

SALES BRAND/LINE/GENDER PER COUNTRY (in Pieces)

Venezuela	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

AMERICA	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Black Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Black Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Black Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Orange Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Orange Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

AMERICA	BOSS Orange Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

Australia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Australia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
China	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
China	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
China	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
China	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
China	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
China	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
China	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Guam	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
India	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
India	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
India	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
India	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
India	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
India	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
India	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Japan	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	BOSS Orange Men
Korea	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Korea	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

SALES BRAND/LINE/GENDER PER COUNTRY (in Pieces)

New Guinea	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Black Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Black Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Black Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Orange Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Orange Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	BOSS Orange Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

Africa	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Africa	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Iran	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

SALES BRAND/LINE/GENDER PER COUNTRY (in Pieces)

Israel	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Israel	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Syria	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Others	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Black Men				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Total				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Women				0				0				0				0	0	#DIV/0!		#DIV/0!
Travel Retail	BOSS Orange Men				0				0				0				0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Black Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Black Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Black Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Orange Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Orange Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	BOSS Orange Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

SALES BRAND/LINE/GENDER PER COUNTRY (in Pieces)

TOTAL WW	Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Black Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Black Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Black Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Orange Total	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Orange Women	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL WW	BOSS Orange Men	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TURNOVER PER COUNTRY/CUSTOMER (in CHF)

Month Country	Customer	Jan	Feb	March	1st Quarter	April	May	June	2nd Quarter	July	Aug	Sept	3rd Quarter	Oct	Nov	Dec	4th Quarter	Turnover	Share in %	year to date previous year	Change in %
Austria	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	…				0				0				0				0	0	#DIV/0!		#DIV/0!
….	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
France	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
France	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
France	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Ireland	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Ireland	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Ireland	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lativa	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Lativa	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lativa	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lithuania	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Lithuania	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lithuania	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Luxembourg	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Luxembourg	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Luxembourg	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Netherlands	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Netherlands	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Netherlands	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Norway	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Norway	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Norway	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Poland	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Poland	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Poland	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Portugal	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Portugal	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Portugal	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Russia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Russia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Russia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Spain	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Spain	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Spain	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Sweden	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Sweden	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Sweden	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Switzerland	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Switzerland	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Switzerland	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!

EUROPE	Customer	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

USA	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!

AMERICA	Customer	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

Australia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
China	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
China	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
China	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
India	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
India	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
India	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!

TURNOVER PER COUNTRY/CUSTOMER (in CHF)

Sri Lanka	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	Customer	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

Africa	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	Customer	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL		0	0	0		0	0	0		0	0	0		0	0	0		0	#DIV/0!	0	#DIV/0!

Quarterly cum.		0				0				0				0

SALES PER COUNTRY/CUSTOMER (in Pieces)

Month Country	Customer	Jan	Feb	March	1st Quarter	April	May	June	2nd Quarter	July	Aug	Sept	3rd Quarter	Oct	Nov	Dec	4th Quarter	Sales	Share in %	year to date previous year	Change in %
Austria	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Austria	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Belgium	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bulgaria	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Croatia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Cyprus	…				0				0				0				0	0	#DIV/0!		#DIV/0!
….	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Czech Rep.	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Denmark	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Finland	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
France	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
France	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
France	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Germany	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Greece	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Hungary	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Iceland	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Ireland	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Ireland	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Ireland	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lativa	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Lativa	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lativa	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lithuania	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Lithuania	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lithuania	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Luxembourg	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Luxembourg	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Luxembourg	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Netherlands	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Netherlands	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Netherlands	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Norway	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Norway	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Norway	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Poland	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Poland	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Poland	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Portugal	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Portugal	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Portugal	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Russia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Russia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Russia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Spain	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Spain	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Spain	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Sweden	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Sweden	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Sweden	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Switzerland	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Switzerland	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Switzerland	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Turkey	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
U.K.	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Ukraina	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!

EUROPE	Customer	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

USA	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
USA	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Canada	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Argentina	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Brazil	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bolivia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Chile	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Colombia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Mexico	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Venezuela	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!

AMERICA	Customer	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

Australia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Australia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Bangladesh	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
China	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
China	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
China	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Guam	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Hongkong	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
India	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
India	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
India	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Japan	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Korea	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Myanmer	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Nepal	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
New Guinea	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
New Zealand	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Pakistan	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Philipines	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Singapore	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!

SALES PER COUNTRY/CUSTOMER (in Pieces)

Sri Lanka	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Sri Lanka	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Taiwan	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Thailand	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Vietnam	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!

ASIA / OCEANIA	Customer	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

Africa	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Africa	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Iran	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Israel	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Kuweit	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Lebanon	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Marocco	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Mauritius	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Saudi Arabia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
South Africa	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Syria	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Tunisia	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
U.A.E.	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	Travel Retail				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	abc…				0				0				0				0	0	#DIV/0!		#DIV/0!
Others	…				0				0				0				0	0	#DIV/0!		#DIV/0!
…	…				0				0				0				0	0	#DIV/0!		#DIV/0!

MIDDLE EAST	Customer	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	#DIV/0!	0	#DIV/0!

TOTAL		0	0	0		0	0	0		0	0	0		0	0	0		0	#DIV/0!	0	#DIV/0!

Quarterly cum.		0				0				0				0

QUARTERLY REPORTS

- final figures -

LICENSE FEE REPORT (in CHF)

Calculation of Fees	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	TOTAL

TURNOVER					0

* License Fee	0	0	0	0	0

Corrections					0

LICENSE FEE Remittance	0	0	0	0	0

TURNOVER (exclusive US Turnover but inclusive US travel retail turnover)					0

* Media Fee	0	0	0	0	0

Corrections					0

MARKETING FEE Remittance	0	0	0	0	0

TOTAL REMITTANCE	0	0	0	0	0

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

BESTSELLER LIST BY SKU WORLDWIDE + REGION (in PIECES)

Worldwide - Bestseller

	Article-Number	Family	Collection	Pieces (all colours)	Strap/Bracelet	Dial Colour	Movement
1				0
2				0
3				0
4				0
5				0
6				0
7				0
8				0
9				0
10				0
11				0
12				0
13				0
14				0
15				0
16				0
17				0
18				0
19				0
20				0
21				0
22				0
23				0
24				0
25				0
26				0
27				0
28				0
29				0
30				0

ETC

BESTSELLER LIST BY SKU WORLDDWIDE + REGION (in PIECES)

Americas - Bestseller

	Article-Number	Family	Collection	Pieces (all colours)	Strap/Bracelet	Dial Colour	Movement
1				0
2				0
3				0
4				0
5				0
6				0
7				0
8				0
9				0
10				0
11				0
12				0
13				0
14				0
15				0
16				0
17				0
18				0
19				0
20				0
21				0
22				0
23				0
24				0
25
26
27
28
29
30				0

ETC

BESTSELLER LIST BY SKU WORLDDWIDE + REGION (in PIECES)

Europe - Bestseller

	Article-Number	Family	Collection	Pieces (all colours)	Strap/Bracelet	Dial Colour	Movement
1				0
2				0
3				0
4				0
5				0
6				0
7				0
8				0
9				0
10				0
11				0
12				0
13				0
14				0
15				0
16				0
17				0
18				0
19				0
20				0
21				0
22				0
23				0
24				0
25				0
26				0
27				0
28				0
29				0
30				0

BESTSELLER LIST BY SKU WORLDDWIDE + REGION (in PIECES)

Asia - Bestseller

	Article-Number	Family	Collection	Pieces (all colours)	Strap/Bracelet	Dial Colour	Movement
1				0
2				0
3				0
4				0
5				0
6				0
7				0
8				0
9				0
10				0
11				0
12				0
13				0
14				0
15				0
16				0
17				0
18				0
19				0
20				0
21				0
22				0
23				0
24				0
25				0
26				0
27				0
28				0
29				0
30				0

ETC

BESTSELLER LIST BY SKU WORLDDWIDE + REGION (in PIECES)

Middle East / Africa - Bestseller

	Article-Number	Family	Collection	Pieces (all colours)	Strap/Bracelet	Dial Colour	Movement
1				0
2				0
3				0
4				0
5				0
6				0
7				0
8				0
9				0
10				0
11				0
12				0
13				0
14				0
15				0
16				0
17				0
18				0
19				0
20				0
21				0
22				0
23				0
24				0
25				0
26				0
27				0
28				0
29				0
30				0

ETC

BESTSELLER LIST BY SKU PER COUNTRY (in PIECES)

GERMANY - Bestseller

	Article-Number	Family	Collection	Pieces (all colours)	Strap/Bracelet	Dial Colour	Movement
1				0
2				0
3				0
4				0
5				0
6				0
7				0
8				0
9				0
10				0
11				0
12				0
13				0
14				0
15				0
16				0
17				0
18				0
19				0
20				0
21				0
22				0
23				0
24				0
25				0
26				0
27				0
28				0
29				0
30				0

ETC

BESTSELLER LIST BY SKU PER COUNTRY (in PIECES)

US - Bestseller

	Article-Number	Family	Collection	Pieces (all colours)	Strap/Bracelet	Dial Colour	Movement
1				0
2				0
3				0
4				0
5				0
6				0
7				0
8				0
9				0
10				0
11				0
12				0
13				0
14				0
15				0
16				0
17				0
18				0
19				0
20				0
21				0
22				0
23				0
24				0
25				0
26				0
27				0
28				0
29				0
30				0

ETC

BESTSELLER LIST BY SKU PER COUNTRY (in PIECES)

CHINA - Bestseller

	Article-Number	Family	Collection	Pieces (all colours)	Strap/Bracelet	Dial Colour	Movement
1				0
2				0
3				0
4				0
5				0
6				0
7				0
8				0
9				0
10				0
11				0
12				0
13				0
14				0
15				0
16				0
17				0
18				0
19				0
20				0
21				0
22				0
23				0
24				0
25				0
26				0
27				0
28				0
29				0
30				0

etc

<legal entity name>	APPENDIX 6

The information requested below shall be based on and reconcilable with the statutory accounts of the legal entity for the fiscal years No. 1 to No. n

Table 1

	Year 1		Year 2		Year…
	local currency	CHF	local currency	CHF	local currency	CHF

Gross Sales made with HUGO BOSS products

Deductions for HUGO BOSS products
- returns
- rebates
- bonuses
Net sales I (made with HUGO BOSS products)
- cash discounts
- other *)
Net sales (made with HUGO BOSS products)

*)	If “other” represents more than 10 % of all deductions, please specify this position by amount and describe it.

Table 1a

	Year 1		Year 2		Year…
	local currency	CHF	local currency	CHF	local currency	CHF

Net Sales made with HUGO BOSS products

Net Sales made with Importers
Net Sales made with Distributors
Net Sales made in Wholesale Channel (sales to Retailers)
Net Sales made in Retail Channel (sales to End-Consumers)
Net Sales made with HUGO BOSS owned stores
Net Sales made with Online Stores (sales to Online Retail)
Net Sales made with Licensee’s own stores
Net sales I (made with HUGO BOSS products)
Net Sales (has to correspond to the figures stated in the financial accounting)

Table 2

	Year 1		Year 2		Year…
	local currency	CHF	local currency	CHF	local currency	CHF
All net sales are made with HUGO BOSS products

(Net) Sales to affiliated enterprises (such as subsidiaries), participations and associated enterprises
- thereof to
<entity n1>
<entity n2>
<entity nn>

Table 3

	Year 1		Year 2		Year…
	local currency	CHF	local currency	CHF	local currency	CHF

Accruals relating to HUGO BOSS
indicate type of accrual
- thereof contained in the deductions above
indicate type of deductions

Table 4

	Year 1		Year 2		Year…
	local currency	CHF	local currency	CHF	local currency	CHF
All sales are made with HUGO BOSS products

Marketing expenses related to HUGO BOSS